   As Filed with the Securities and Exchange Commission on December 13, 1996

                                                       Registration Nos. 333-447
                                                                        811-7505
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           -----------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        Pre-Effective Amendment No. 2                        /X/

                        Post-Effective Amendment No.                         / /
                                   and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/

                              Amendment No.  2

                       (Check appropriate box or boxes)                      /X/

                         ---------------------------

                              INTRUST FUNDS Trust

               (Exact Name of Registrant as Specified in Charter)


                               3435 Stelzer Road
                             Columbus, Ohio  43219
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (888)266-8787


                                George Martinez
                              BISYS Fund Services
                               3435 Stelzer Road
                             Columbus, Ohio  43219
                   (Name and Address of Agent for Service)

                                    Copy to:
                             Steven R. Howard, Esq.
                                Baker & McKenzie
                                805 Third Avenue
                           New York, New York  10022

         Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

         Registration has elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares by this registration statement. In accordance with Rule 24f-2, a registration fee in the amount of $500 has previously been paid.

                         ---------------------------

         Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


         This Amendment includes the Signature Page of the Master Fund for the International Multi-Manager Stock Fund.



================================================================================

Total Pages:
              ---
Exhibit Index:
                ---

                         KANSAS TAX-EXEMPT BOND FUND



 Part A                                                           Prospectus Caption
 ------                                                           ------------------
 Item 1.          Cover Page  . . . . . . . . . . . . . . .       Cover Page

 Item 2.          Synopsis  . . . . . . . . . . . . . . . .       Fund Expenses; Fee Table

 Item 3.          Condensed Financial
                    Information . . . . . . . . . . . . . .       Not Applicable

 Item 4.          General Description of
                    Registrant  . . . . . . . . . . . . . .       The Investment Policies and Practices of
                                                                  the Funds

 Item 5.          Management of the
                    Fund                                          Management of the Fund

 Item 5A.         Management's Discussion of
                   Fund Performance . . . . . . . . . . . .       Not Applicable

 Item 6.          Capital Stock and Other
                    Securities  . . . . . . . . . . . . . .       Dividends, Distributions and Federal
                                                                  Income Tax; Other Information

 Item 7.          Purchase of Securities
                   Being Offered  . . . . . . . . . . . . .       Fund Share Valuation; Pricing and Purchase
                                                                  of Fund Shares

 Item 8.          Redemption or
                    Repurchase  . . . . . . . . . . . . . .       Redemption of Fund Shares

 Item 9.          Legal Proceedings . . . . . . . . . . . .       Not Applicable

                              INTRUST FUNDS TRUST



                      Registration Statement on Form N-1A



                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)
                        under the Securities Act of 1933



                               MONEY MARKET FUND
                              SHORT-TERM BOND FUND
                             INTERMEDIATE BOND FUND
                                   STOCK FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND




 Part A                                                           Prospectus Caption
 ------                                                           ------------------
 Item 10.         Cover Page  . . . . . . . . . . . . . . .       Cover Page

 Item 11.         Synopsis  . . . . . . . . . . . . . . . .       Fund Expenses; Fee Table

 Item 12.         Condensed Financial
                    Information . . . . . . . . . . . . . .       Not Applicable


 Item 13.         General Description of
                    Registrant  . . . . . . . . . . . . . .       The Investment Policies and Practices of
                                                                  the Funds

 Item 14.         Management of the Fund  . . . . . . . . .       Management of the Funds

 Item 5A.         Management's Discussion of
                   Fund Performance . . . . . . . . . . . .       Not Applicable

 Item 15.         Capital Stock and Other
                    Securities  . . . . . . . . . . . . . .       Dividends, Distributions and Federal
                                                                  Income Tax; Other Information

 Item 16.         Purchase of Securities
                   Being Offered  . . . . . . . . . . . . .       Fund Valuation; Pricing and Share Purchase
                                                                  of Fund Shares

 Item 17.         Redemption or
                    Repurchase  . . . . . . . . . . . . . .       Redemption of Fund Shares

 Item 18.         Legal Proceedings . . . . . . . . . . . .       Not Applicable

                               MONEY MARKET FUND
                              SHORT TERM BOND FUND
                             INTERMEDIATE BOND FUND
                                   STOCK FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                          KANSAS TAX-EXEMPT BOND FUND




                                                                  Statement of Additional
 Part B                                                           Information Caption
 ------------                                                     ----------------------------
 Item 19.         Cover Page  . . . . . . . . . . . . . . .       Cover Page

 Item 20.         Table of Contents . . . . . . . . . . . .       Table of Contents

 Item 21.         General Information and
                   History  . . . . . . . . . . . . . . . .       Not Applicable

 Item 22.         Investment Objective and
                   Policies . . . . . . . . . . . . . . . .       Investment Policies; Investment
                                                                  Restrictions

 Item 23.         Management of the Registrant  . . . . . .
                                                                  Management
 Item 24.         Control Persons and
                    Principal Holders of
                    Securities  . . . . . . . . . . . . . .       Management

 Item 25.         Investment Advisory and
                    Other Services  . . . . . . . . . . . .       Management; Other Information; Custodian,
                                                                  Transfer Agent and Dividend Disbursing
                                                                  Agent; Experts

 Item 26.         Brokerage Allocation  . . . . . . . . . .       Portfolio Transactions

 Item 27.         Capital Stock and Other
                    Securities  . . . . . . . . . . . . . .       Other Information; Capitalization; Voting
                                                                  Rights

 Item 28.         Purchase, Redemption and
                    Pricing of Securities
                    Being Offered . . . . . . . . . . . . .       Pricing and Purchase of Fund Shares (Part
                                                                  A); Redemption of Fund Shares (Part A);
                                                                  Determination of Net Asset Value

 Item 29.         Tax Status  . . . . . . . . . . . . . . .       Taxation

                                                                  Statement of Additional
 Part B                                                           Information Caption
 -----------                                                      -----------------------------------
 Item 30.         Underwriters  . . . . . . . . . . . . . .       Management

 Item 31.         Calculation of Performance
                    Data  . . . . . . . . . . . . . . . . .       Yields and Performance Information

 Item 32.         Financial Statements  . . . . . . . . . .       Not Applicable

                                     Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration
                                   Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                             SUBJECT TO COMPLETION      DATED DECEMBER 13, 1996


                              INTRUST FUNDS TRUST

                    3435 STELZER ROAD, COLUMBUS, OHIO  43219
                        GENERAL AND ACCOUNT INFORMATION:

                                 (888) 266-8787




                          KANSAS TAX-EXEMPT BOND FUND

                        INSTITUTIONAL SERVICE CLASS AND
                    INSTITUTIONAL PREMIUM  CLASS PROSPECTUS
                     INTRUST BANK, N.A.--INVESTMENT ADVISER
                         (" INTRUST" OR THE "ADVISER")
          BISYS FUND SERVICES--ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
                                   ("BISYS")


                 This Prospectus describes the Kansas Tax-Exempt Bond Fund (the "Fund") managed by INTRUST. The Fund seeks to provide current income exempt from Federal and Kansas taxation.

                 The Fund offers two classes of shares--the Institutional Service Class and Institutional Premium Class Shares. See "Other Information -- Capitalization." The Fund is a separate investment fund of INTRUST Funds Trust (the "Trust"), a Delaware business trust and registered open-end, management investment company.

                 A Statement of Additional Information (the "SAI"), dated December ____,1996 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.


                 SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, INTRUST OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                 THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN THE FUND AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT THE FUND.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is December __, 1996

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

THE INVESTMENT POLICIES AND PRACTICES OF THE FUND . . . . . . . . . . 4

MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . 7

FUND SHARE VALUATION  . . . . . . . . . . . . . . . . . . . . . . .  10

PURCHASE OF FUND SHARES . . . . . . . . . . . . . . . . . . . . . .  11

MINIMUM PURCHASE REQUIREMENTS . . . . . . . . . . . . . . . . . . .  11

EXCHANGE OF FUND SHARES . . . . . . . . . . . . . . . . . . . . . .  12

REDEMPTION OF FUND SHARES . . . . . . . . . . . . . . . . . . . . .  12

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX . . . . . . . . . .  14

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . .  15

RISKS OF INVESTING IN THE FUND  . . . . . . . . . . . . . . . . . .  16

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .  17

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

                                 FUND EXPENSES

         The following expense table lists the costs and expenses that an investor in the Fund will incur either directly or indirectly as a shareholder of the Fund. The information is based upon estimated expenses during the first year of operations.(1)

                                   FEE TABLE


 SHAREHOLDER TRANSACTION EXPENSES             INSTITUTIONAL SERVICE CLASS             INSTITUTIONAL PREMIUM CLASS
 Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)   . . . . . . . . . .                    None                                   None

 Maximum Sales Load Imposed on
 Reinvested Dividends (as a percentage
 of offering price)  . . . . . . . . .                    None                                   None
 Deferred Sales Load (as a percentage
 of redemption proceeds)   . . . . . .                    None                                   None
 Redemption Fees(2)  . . . . . . . . .                    None                                   None
 Exchange Fees   . . . . . . . . . . .                    None                                   None

 ANNUAL FUND OPERATING EXPENSES (as a
 percentage of average net assets)
 Management Fees (after waivers and
 reimbursements)(3)  . . . . . . . . .                   0.00%                                   0.30%
 12b-1 Fees (after waiver)(4)  . . . .                   0.00%                                   0.00%

 Other Expenses (after waivers and
 reimbursements)(3)  . . . . . . . . .                   0.21%                                   0.95%(5)
                                                         -----                                   -----
 Total Portfolio Operating Expenses
 (after waivers and reimbursements)(3)                   0.21%                                   1.25
                                                         =====                                   ====



     The purpose of this table is to assist a shareholder in understanding the various costs and expenses that an investor in the Fund will bear.

Example:*





----------------------------------

(1) Shares are offered only to certain institutional investors or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchasers through a trust, investment manager, or account managed or administered by the Adviser, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS, or any other service provider, or employees of any trust customer of INTRUST Financial Corporation or any of its affiliates.

(2) Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

(3) The adviser has committed to waive fees and/or reimburse expenses to maintain Total Portfolio Operating Expenses for the Institutional Service Class at 0.21% for the Fund's first year of operation. Absent such waivers and reimbursements, Management Fees would be 0.30%, Other Expenses would be 0.45% and Total Portfolio Operating Expenses would be 0.75% for this class.

(4) The fee under the Fund's Distribution Plan and Agreement is calculated on the basis of average net assets of the Fund at an annual rate not to exceed 0.25%. The Fund will not incur any distribution expenses during its first year of operation.

(5) Other Expenses of the Institutional Premium Class are higher than Other Expenses for the Institutional Service Class because of a shareholder servicing charge of up to 0.50% of average daily net assets. The shareholder servicing charge is imposed for recordkeeping, communication with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. Compensation to salespersons may vary depending upon whether Institutional Service Class or Institutional Premium Class shares are sold.

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                 You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                  INSTITUTIONAL SERVICE CLASS SHARES         INSTITUTIONAL PREMIUM CLASS SHARES
                                  -----------------------------------        ----------------------------------
 1 year  . . . . . . . . .                           $ 2                                       $ 13
 3 years   . . . . . . . .                           $ 7                                       $ 40



Without waivers and reimbursements



 1 year  . . . . . . . . .                           $ 8                                       $ 13
 3 years   . . . . . . . .                          $ 24                                       $ 40

                                   HIGHLIGHTS



         This Prospectus describes the Kansas Tax-Exempt Bond Fund (the "Fund") managed by INTRUST. The Fund has distinct investment objectives and policies.



THE FUND'S INVESTMENT OBJECTIVE

         The investment objective of the Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund invests primarily in municipal obligations with maturities generally ranging 1 to 15 years. It is the intent of the Adviser to maintain an effective average weighted maturity between 7 and 12 years. As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities. At least 65% of the Portfolio's total assets will be invested in municipal obligations exempt from Kansas state income taxes.


         As a matter of Fundamental Policy, notwithstanding any limitation otherwise, the Fund is authorized to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.



RISKS OF INVESTING IN THE FUND

         The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Kansas Tax-Exempt Bond Fund may concentrate its investments in securities of Kansas governmental issuers and may therefore be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations, for example, financial difficulties of Kansas, its counties, municipalities and school districts. See "Risks of Investing in the Fund" and "Kansas Risk Factors" in the SAI. Additionally, there can be no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities.


MANAGEMENT OF THE FUND

         INTRUST Bank, N.A. acts as investment adviser to the Fund. For its services, INTRUST receives a fee from the Fund based upon the Fund's average daily net assets. See "Fee Table" and "Management of the Fund" in this Prospectus.

         BISYS Funds Services acts as administrator and sponsor to the Fund. For its services, BISYS receives a fee from the Fund based on the Fund's average daily net assets. See "Management of the Fund" in this Prospectus. BISYS distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses.


GUIDE TO INVESTING IN THE INTRUST FAMILY OF FUNDS

         Purchase orders for the Fund received by your broker or Service Organization in proper form prior to 4:00 p.m., Eastern time.

         -       Minimum Initial Investment . . . . . . . . . . . . . . .      $1,000
         -       Minimum Subsequent Investment  . . . . . . . . . . . . .      $   50

         The Fund is purchased at net asset value.

         Shareholders may exchange shares between Funds in the Trust by telephone or mail. Shareholders may not exchange shares by facsimile.

         -       Minimum initial exchange . . . . . . . . . . . . . . . .      $  500
                 (No minimum for subsequent exchanges)

         Shareholders may redeem shares by telephone, mail or wire. Shareholders may not redeem shares by facsimile.

         - The Fund reserves the right to involuntarily redeem upon not less than 30 days notice all shares in a Fund's account which have an aggregate value of $500 or less.

         All dividends and distributions will be automatically paid in additional shares at net asset value of the applicable Fund unless cash payment is requested.

         -       Distributions for the Fund are paid monthly.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUND



         The Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Fund is a portfolio of INTRUST Funds Trust (the "Trust"), a Delaware business trust, organized under the laws of Delaware as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.



         The Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Fund's investments. Several of those restrictions and the Fund's investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, so that the Board of Trustees of the Trust may change them without shareholder approval.



         As a matter of fundamental policy, notwithstanding any limitation otherwise, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective as the Fund.


         The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund. The following is a description of investment practices of the Fund and securities in which it invests.


         Under normal conditions, the Fund will invest at least 80% of its net assets in municipal obligations which produce interest that is, in the opinion of bond counsel, exempt from federal income tax (collectively "Municipal Obligations"). This investment policy is a fundamental policy of the Fund. At least 65% of the Fund's total assets will be invested in Municipal Obligations which are exempt from Kansas state income taxes. The remainder of the Fund may be invested in Municipal Obligations of other states. Under normal conditions, the Fund will also invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. Although it has no present intention of doing so, the Fund may invest up to 20% of its assets in taxable securities for defensive purposes or when sufficient tax exempt securities considered appropriate by the Adviser are not available for purchase.



         The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.



         The Fund will maintain a dollar-weighted average portfolio maturity of 7 years to 12 years. However, when the Adviser determines that the market conditions so warrant, the Fund can maintain an average weighted maturity of less than 7 years.

         The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or, if not rated, are of comparable quality as determined by the
Adviser: (i) municipal bonds rated A or better by Standard and Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), and a maximum of 10% of the Fund's total assets in municipal bonds rated BBB by S&P or Baa by Moody's; (ii) municipal notes rated at least SP-2 by S&P or MIG-2 or V-MIG-2 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's. Municipal notes rated SP-2 by S&P have satisfactory capacity to pay principal and interest; notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured) and have speculative characteristics. Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory and commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. See the Appendix for a more complete description of securities ratings.


         U.S. Treasury Obligations. The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have maturities of 10 to 30 years, are direct obligations of the United States Government.

         Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

         Municipal Notes. Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less.

         Municipal Bonds. Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes -- such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility -- tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk.

         Municipal Leases. The Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

         STRIPS and Zero Coupon Securities. The Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

         The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

         Variable Rate Demand Obligations. Variable rate demand obligations have a maturity in the five to twenty year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Because the obligations are direct lending arrangements between the Fund and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, the Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser, they are of an investment quality comparable to other debt obligations in which the Fund may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.


         Other Mutual Funds. The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the Act and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Fund has adopted a non-fundamental policy to limit such investment in
investment companies to shares of  money market funds.   The purchase of
securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.



         "When-Issued" and "Forward Commitment" Transactions. The Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of purchase commitments will be maintained until payment is made. A separate account containing only liquid assets, such as cash, U.S. Government Securities, or other liquid high grade debt obligations equal to the value of purchase commitments will be maintained with the Fund's custodian until payment is made. Such transactions have the effect of leverage on the Fund and may contribute to volatility of the Fund's net asset value. For further information, see the SAI.


         Loans of Portfolio Securities. To increase current income, the Fund may lend its portfolio securities in an amount up to 33 1/3% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned.

         Repurchase Agreements. Although it has no present intention of doing so, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers under which it acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral maintained, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

         Taxable Securities. The taxable instruments in which the Fund may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities whether or not backed by the full faith and credit of the U.S. Government; certificates of deposit, bankers acceptances and time deposits of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.

         Portfolio Turnover. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but the Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate that the annual portfolio turnover rate will be in excess of 150%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover rates may also make it more difficult for the Fund to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of the Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months.


                             MANAGEMENT OF THE FUND


         The business and affairs of the Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management--Trustees and Officers."


THE ADVISER:  INTRUST BANK, N.A.


         INTRUST Bank, N.A. in Wichita, formerly First National Bank in Wichita (the "Adviser"), serves as the Fund's investment adviser under an Advisory Agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Fund, and continuously reviews, supervises and administers the Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.



         The Adviser is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser is a national banking association which provides a full range of banking and trust services to clients. As of September 30, 1996, total assets under management were approximately $1.17 billion. The Adviser's principal place of business is located at 105 North Main Street, Box One, Wichita, Kansas 67201.


         Michael Colgan, Vice President and Trust Investment Officer for the Adviser since 1985 is responsible for the day-to-day management of the Fund. Mr. Colgan, has managed the portfolio of the SEI Kansas Tax Free Income Portfolio since December 1990.


         The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund. The Adviser may waive its fee, in its discretion, for competitive purposes. In addition, the Adviser has voluntarily agreed to waive a portion of its fee and reimburse the Fund if necessary to limit the total operating expenses of the Institutional Service Class shares of the Fund to not more than 0.21% of the average daily net assets of the Institutional Service Class shares of the Fund for the Fund's first year of operation.


         Based upon the advice of counsel, INTRUST believes that the performance of investment advisory services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent INTRUST from continuing to perform such services for the Fund. If INTRUST were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.


THE SPONSOR AND DISTRIBUTOR

         BISYS, the Sponsor and Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund. BISYS also serves as administrator and distributor of other mutual funds

         The Distributor may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Fund. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

ADMINISTRATIVE SERVICES

         The Fund has also entered into an Administrative Services Contract with BISYS pursuant to which BISYS provides certain management and administrative services necessary for the Fund's operations, including: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, BISYS receives from the Fund a fee, payable monthly, at the annual rate of 0.20% of the Fund's average daily net assets. Pursuant to a Services Agreement between the Trust and the Administrator, BISYS assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.


SERVICE ORGANIZATIONS

         Various banks, trust companies, broker-dealers (other than BISYS) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.05% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Institutional Premium Class shares may pay additional fees in amounts up to an annual rate of 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship for recordkeeping, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services.

         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

         The Fund has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Fund may reimburse the Distributor on a monthly basis for costs and expenses of the Distribution in connection with the distribution and marketing of shares. These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Fund, include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors, (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Fund, (vi) costs of shareholder servicing which may be incurred by broker-dealers, banks or other financial institutions, and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.


OTHER EXPENSES

         The Fund bears all costs of its operations other than expenses specifically assumed by BISYS or INTRUST. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.


PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

         In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best available price and most favorable execution of the Fund's orders. Trading does, however, involve transaction costs. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser.

                              FUND SHARE VALUATION


         The net asset value per share of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of the outstanding shares of each class. All expenses, including fees paid to the Adviser, Administrator and Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Between classes, expenses are allocated proportionally based on the net asset value of each class, except class specific expenses which are allocated directly to the separate class.

         Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees.


         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities
at a net price.   Under the 1940 Act, persons affiliated with INTRUST, the
Funds or BISYS Fund Services are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Funds may purchase Municipal Obligations from underwriting syndicates of which INTRUST,the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with INTRUST, the Funds or BISYS Fund Services may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Funds to affiliated brokers.



         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.



         INTRUST may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to INTRUST. By allocating transactions in this manner, INTRUST is able to supplement its research and analysis with the views and information of securities firms.



         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                            PURCHASE OF FUND SHARES


         Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received.


         All funds received by the Fund are invested in full and fractional shares of the Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund does not accept third-party or foreign checks.


An investment may be made using any of the following methods:

         Through an Authorized Broker, Investment Adviser or Service Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Distributor to place the order on your behalf on that day.


         Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Distributor prior to the close of its Business Day (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

        By Mail: Mail completed application and check made payable to the appropriate fund or to "The INTRUST Funds Trust" to:

                INTRUST FUNDS TRUST
                P.O. Box 182498
                Columbus, OH 43218-2498



        By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact BISYS at (888) 266-8787. Application must be overnighted to:

                INTRUST FUNDS TRUST
                c/o BISYS Fund Services
                3435 Stelzer Road
                Columbus, OH 43219-8021





         Other Purchase Information. Request in "good order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the names in which they are registered; (b) any required signatures guaranteed and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

         Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Distributor by telephone at (888) 266-8787.



                         MINIMUM PURCHASE REQUIREMENTS


         The minimum initial investment in the Fund is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the INTRUST Funds, is a purchaser through a trust investment manager or account manager or is administered by INTRUST, is an employee or an ex-employee of INTRUST Financial Corporation or is an employee of any of its affiliates, BISYS or any other service provider, or is an employee of any trust customer of INTRUST Financial Corporation or any of its affiliates. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. The Fund reserves the right to reject purchase orders.


                            EXCHANGE OF FUND SHARES



         The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (888) 266-8787. A shareholder may not exchange shares of one Fund for shares of another Fund if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.


         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

         An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.


         Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to BISYS. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.



         Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares--By Telephone" for a discussion of telephone transactions generally. This option will be suspended for a period of 10 days following a telephonic address change.


         Automatic Investment Program. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $500 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.


                           REDEMPTION OF FUND SHARES


         Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund. See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized.

         Redemption of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

         Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

         Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

         You may redeem your shares using any of the following methods:


         Through an Authorized Broker, Investment Adviser or Service Organization. You may redeem your shares by contacting your broker or investment adviser or Service Organization representative and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. You may be charged a fee for this service.



         By Mail. You may redeem your shares by sending a letter directly to the Distributor. To be accepted, a letter requesting redemption must include:
(i) the Fund name and account registration from which you are redeeming shares;
(ii) your account number; (iii) the amount to be redeemed, (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation, (only required if proceeds are to be sent to an address other than the registered address on record).



         By Telephone. You may redeem your shares by calling the Funds toll free at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted. This option will be suspended for a period of 10 days following a telephonic address change.


         By Wire. You may redeem your shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank.

         Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

         Systematic Withdrawal Plan. An owner of $10,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly, quarterly, semiannual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

         Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.


         Redemption in Kind. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.



                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX



         The Fund intends to distribute to its shareholders substantially all of their net tax-exempt interest income and their investment company taxable income (which includes, among other items, dividends and taxable interest in excess of expenses and, if any, net short-term capital gains over net long-term capital losses). The Fund will declare distributions of such income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.



        On _________, shareholders of the SEI Kansas Tax Free Income Portfolio (the "SEI Fund") voted to reorganize with and into the Fund (the
"Reorganization").   As part of the Reorganization, the Fund received
securities that are appropriate investments in exchange for shares of the Fund. The Reorganization may result in adverse tax consequences under certain circumstances to either the investors transferring shares of the SEI Fund for shares of the Fund ("Reorganizing Shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of the Reorganization, the Fund acquired some securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities are sold after the Reorganization, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on Reorganizing Shareholders would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, Reorganizing Shareholders will be unable to utilize the loss to offset gains, but, because a Reorganization will not result in any gains, the inability of Reorganizing Shareholders to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.



        If you elect to receive distribution in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


        Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. Shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

         The Fund intends to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). As such, the Fund generally will not pay Federal income tax on the income and gains the Fund pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year all of its income and gains.


         To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which interest payments are exempt from Federal income tax under section 103 of the Code. The Fund will inform shareholders annually as to the portion of the distribution paid which constitutes exempt-interest dividends. The Fund is authorized to make investments which will give rise to taxable rather that tax-exempt income. To the extent that the Fund's dividends are derived from income from its taxable investments and from gain recognized by it, they will be taxable to shareholders in the manner described above.


         Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the Federal alternative minimum tax. The Fund may purchase private activity bonds, such as industrial development bonds that may be subject to the alternative minimum tax.

         The entire amount of exempt-interest dividends received from the Fund will be part of an adjustment in computing Federal alternative minimum taxable income for purposes of the Alternative Minimum Tax and the Environmental Tax under Code Section 59A.

         Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

         There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. It is not possible to predict the precise impact of these provisions, but they may affect the value of the securities in the Fund's portfolio.

         Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather that as redemption proceeds, might have qualified as an exempt interest dividend. All or a portion of interest on indebtedness incurred or continued (or deemed under tax rules to be incurred or continued) by shareholders to purchase or carry shares of the Fund may not be deductible for Federal income tax purposes.

         The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends and dividends derived from interest on certain Federal obligations will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisers as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in the Fund and, therefore, should consult their tax advisers before purchasing the Fund's shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions and on certain Federal obligations. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable.

         The preceding discussion primarily relates to Federal income taxes; the consequences under other tax laws may differ.

         The following is a general, abbreviated summary of certain of the provisions of the Kansas tax code presently in effect as they directly govern the taxation of shareholders subject to Kansas personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.


         Under Kansas law, interest on all obligations issued by the State of Kansas or its political subdivisions after December 31, 1987, is excluded from Kansas adjusted gross income in determining Kansas tax liability, and interest from obligations issued prior to January 1, 1988, is exempt from Kansas income tax only if there is statutory authority exempting the interest from the particular obligations in question. For Kansas income tax purposes, interest on the above-described obligations is exempt for both the Fund and its shareholders who are Kansas residents.


         For additional information relating to taxation, see the SAI.


                            INVESTMENT RESTRICTIONS

         The Fund also operates under certain investment restrictions. Certain of the Fund's investment restrictions are set forth below. For a complete list of all the Fund's investment restrictions, see the section in the Fund's SAI entitled "Investment Restrictions." The following investment restrictions are fundamental policies of the Fund, which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities.
The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or
(ii) more than 50% of the outstanding shares. See "Other Information--Voting" herein



         (1) The Fund may not borrow money or pledge or mortgage its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by the Fund while any such borrowings exist).


         (2) The Fund may not make loans, except that the Fund may enter into repurchase agreements with respect to portfolio securities and may purchase the types of debt instruments described in this Prospectus.


         (3) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or
(2) the Fund would own more than 10% of the outstanding voting securities of such issues.


         If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.


         As a matter of Fundamental Policy, notwithstanding any limitation otherwise, the Fund is authorized to seek to achieve its investment objective by investing all of its investible assets in an investment company having substantially the same investment objective and policies as the Fund.



                         RISKS OF INVESTING IN THE FUND


CERTAIN RISK CONSIDERATIONS

         The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. For example, the value of shares of the Fund will generally fluctuate inversely with the movements in interest rates.

         There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer.

         Because the Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

         Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. As of 1994 population is estimated to be 2,554,047 which is up from a population of 2,477,588 in 1990. This represents a percentage increase of 3.1%. In comparison, the growth in population in the U.S. was 4.7%.

         Kansas' economy is based primarily on agriculture, manufacturing, and services. Kansas projected a positive general fund balance for its 1996 fiscal year (on estimated general fund revenues of approximately $3.367 billion). Currently there are no general obligation ratings for Kansas.

         Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected. Additional considerations relating to the risks of investing in Kansas Municipal Obligations are presented in the SAI.


                               OTHER INFORMATION


CAPITALIZATION

         INTRUST Funds Trust was organized as a Delaware business trust on January 26, 1996, and currently consists of six separately managed portfolios, one of which is described in this Prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.


         The Funds are offered at net asset value only to certain institutional investors, or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchasers through a trust investment manager or account manager or administered by INTRUST, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS or any other service provider, or employees of any trust customer of INTRUST Financial Corporation or any of its affiliates. Shares in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average net assets. Call 888-266-8787 or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's Classes of shares.



         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.


VOTING

         Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

         Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

         The Fund may, from time to time, include yield and total return information in advertisements or reports to shareholders or prospective investors. Shareholders of the Institutional Premium Class of shares will experience a lower net return on their investment than shareholders of the Institutional Service Class of shares because of the additional shareholder servicing charge to which Institutional Premium Class shareholders are subject. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

         Quotations of "yield" will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         Quotations of yield and effective yield reflect only the Fund's performance during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

         The Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and Kansas personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined Federal and Kansas marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield or the effective yield quotations for the Fund.


         The following table shows how to translate the yield of an investment that is exempt from both Federal and Kansas personal income taxes into a taxable equivalent yield for the 1996 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Kansas personal income taxes) yield of 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.39% before Federal and Kansas personal income taxes in order to earn a yield after such taxes of 7%.





                               1996 Taxable Year



          Taxable Equivalent Yield Table - Federal and Kansas Personal
                                 Income Taxes*




            Taxable Income (1)
--------------------------------------------                      Combined
                                                                  Marginal     To Equal Hypothetical Tax-Free Yield of
                                                                    Tax         5%, 6%, 7% or 8% A Taxable Investment
       Single               Married Filing Jointly              Rate(2)(3)       Would Have to Yield Approximately
----------------------   ----------------------------          ------------  -------------------------------------------
                                                                                 5%         6%         7%          8%
                                                                             ---------   --------   -------     --------
                            $    0 - $  30,000                    17.98%        6.10%       7.31%      8.53%       9.75%
$      0 - $ 20,000                                               18.74%        6.15%       7.38%      8.61%       9.84%
                            $30,001 - $ 60,000                    20.31%        6.27%       7.53%      8.78%      10.04%
$ 20,001 - $ 30,000                                               21.38%        6.36%       7.63%      8.90%      10.17%
                            $60,001 - $ 96,900                    32.64%        7.42%       8.91%     10.39%      11.88%
$ 30,001 - $ 58,150                                               33.58%        7.53%       9.03%     10.54%      12.04%
                            $96,901 - $147,700                    35.45%        7.75%       9.30%     10.84%      12.39%
$ 58,151 - $121.300                                               36.35%        7.86%       9.43%     11.00%      12.57%
                            $147,701 -$263,750                    40.13%        8.35%      10.02%     11.69%      13.36%

$121,301 - $263,750                                               40.96%        8.47%      10.16%     11.86%      13.55%
                            Over $263,750                         43.50%        8.85%      10.62%     12.39%      14.16%
Over $263,750                                                     44.28%        8.97%      10.77%     12.56%      14.36%




(1)      Assuming the Federal alternative minimum tax is not applicable.



(2) The combined marginal rates were calculated using Federal tax rate tables for the 1996 taxable year and Kansas tax rates for the 1996 taxable year. The Federal tax rate table is indexed each year to reflect changes in the Consumer Price Index and the Kansas tax rate table is constant until changed by statute.



(3) The combined Federal and Kansas personal income tax marginal rates assume that Kansas income taxes are fully deductible for Federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for Federal income tax purposes is limited for those taxpayers whose Federal adjusted gross income for 1996 exceeds $117,950 ($58,975 in the case of a married individual filing a separate return).



* This chart is prepared for general information purposes only. Tax equivalent yields are a useful tool in determining the benefits of a tax-exempt investment; however, tax equivalent yields should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in each individual case. An investor should therefore consult a competent tax adviser regarding tax equivalent yields in individual circumstances.




         The Kansas Tax-Exempt Bond Fund is the successor to the Kansas Tax Free Income Portfolio of the SEI Tax Exempt Trust (the "SEI Fund") a registered investment company for which the Adviser was the investment adviser until the SEI Fund was reorganized into the Kansas Tax-Exempt Bond Fund. The Kansas Tax-Exempt Bond Fund has the same investment objectives and policies as the SEI Fund. Investors in the SEI Fund were invited to invest in the Kansas Tax Exempt Bond Fund at its inception. Set forth below are certain performance data for the SEI Fund. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such SEI Fund. To the extent expense waivers or reimbursements were in effect during the periods indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. However, this performance data is not necessarily indicative of the future performance of the Funds. The SEI Fund performance reflects fees and expenses that may be lower than fees for the Kansas Tax-Exempt Bond Fund after its first year of operation. The performance shown would have been lower if such higher fees and expenses were in effect.



                          ANNUALIZED TOTAL RETURN FOR
                      THE PERIOD ENDED SEPTEMBER 30, 1996




                                                                               Lehman 7 Year General Obligation Index*
                                                                               --------------------------------------
         1 Year                                    4.64%                       4.46%
         3 Years                                   4.24%                       4.64%
         5 Years                                   6.56%                       6.86%
         Since Inception (2/10/90)                 6.68%                       not available



* The Adviser selected the Lehman 7 Year General Obligation Index because, although the SEI Fund states that it will seek to maintain a dollar-weighted average portfolio maturity of between 7 and 12 years, the actual dollar-weighted average portfolio maturity of the SEI Fund since its inception was 8.21 years.

ACCOUNT SERVICES

         All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

         BISYS acts as the Fund's transfer agent. The Trust compensates BISYS, the Trust's administrator, pursuant to a Services Agreement, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Trust. See "Management of the Fund."

         SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to BISYS Fund Services.

                                    APPENDIX


DESCRIPTION OF MOODY'S BOND RATINGS:

         Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.


DESCRIPTION OF S&P'S BOND RATINGS:

         Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA-- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.


DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.


DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

         AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

         SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

         An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

         A-L: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                                                            INTRUST FUNDS TRUST

                                                                                A FAMILY OF
Address for                                                                    MUTUAL FUNDS
Trust Clients of INTRUST Bank, N.A.
-------------------------------------------

INTRUST Bank, N.A.
105 North Main Street                                       KANSAS TAX-EXEMPT BOND FUND SEEKS TO PROVIDE
Box One                                                     CURRENT INCOME EXEMPT FROM FEDERAL AND KANSAS
Wichita, Kansas, 67202                                      TAXATION.

Investment Adviser
------------------

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas, 67202

Administrator and Sponsor and Distributor
-----------------------------------------

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio  43219

Custodian
---------

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas, 67202

Counsel
-------

Baker & McKenzie
805 Third Avenue
New York, New York  10022

Independent Accountants                                                         PROSPECTUS
-----------------------

KPMG Peat Marwick LLP                                                        DECEMBER __, 1996
Two Nationwide Plaza
Columbus, Ohio  43215                                                       Investment Adviser
                                                                            INTRUST BANK, N.A.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                             SUBJECT TO COMPLETION      DATED DECEMBER 12, 1996


                              INTRUST FUNDS TRUST
                    3435 STELZER ROAD, COLUMBUS, OHIO  43219
                        GENERAL AND ACCOUNT INFORMATION:

                                 (888) 266-8787



                 INSTITUTIONAL PREMIUM CLASS AND INSTITUTIONAL
                            SERVICE CLASS PROSPECTUS
                     INTRUST BANK, N.A.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")
          BISYS FUND SERVICES--ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
                                   ("BISYS")



         This Prospectus describes five funds, one money market fund (the "Money Market Fund") and four non-money market funds (the "Non Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST. The Funds and their investment objectives are:


         - THE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE NET ASSET VALUE OF $1.00 PER SHARE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS.
         - THE SHORT-TERM BOND FUND SEEKS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH LIQUIDITY AND SAFETY OF PRINCIPAL BY INVESTING PRIMARILY IN INVESTMENT GRADE SHORT-TERM OBLIGATIONS.
         - THE INTERMEDIATE BOND FUND SEEKS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH MANAGING FOR TOTAL RETURN BY INVESTING IN FIXED INCOME SECURITIES.
         - THE STOCK FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION.
         - THE INTERNATIONAL MULTI-MANAGER STOCK FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES OF ISSUERS BASED OUTSIDE OF THE UNITED STATES. THE INTERNATIONAL MULTI-MANAGER STOCK FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE INTERNATIONAL EQUITY PORTFOLIO OF THE AMR INVESTMENT SERVICES TRUST.



         This Prospectus describes the two Classes of shares of each Fund, the Institutional Service Class and the Institutional Premium Class shares. See "Other Information--Capitalization." The Funds are separate investment funds of INTRUST Funds Trust (the "Trust"), a Delaware business trust and registered open-end, diversified management investment company.






         The International Multi-Manager Stock Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in another mutual fund whose investment objective and policies are substantially identical. This two-tiered investment approach is commonly referred to as a master feeder fund structure.


         AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


         SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, INTRUST OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


         THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.

         A Statement of Additional Information (the "SAI"), dated December __, 1996, containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

              The Date of this Prospectus is December __, 1996.

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . .  . 1

FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . 1

HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  . 5

THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS  . . . . . . .   11

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . .   23

RISKS OF INVESTING IN THE FUNDS . . . . . . . . . . . . . . . . .   24

MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . .   27

FUND SHARE VALUATION  . . . . . . . . . . . . . . . . . . . . . .   34

PURCHASE OF FUND SHARES . . . . . . . . . . . . . . . . . . . . .   36

MINIMUM PURCHASE REQUIREMENTS . . . . . . . . . . . . . . . . . .   37

INDIVIDUAL RETIREMENT ACCOUNTS  . . . . . . . . . . . . . . . . .   37

EXCHANGE OF FUND SHARES . . . . . . . . . . . . . . . . . . . . .   37

REDEMPTION OF FUND SHARES . . . . . . . . . . . . . . . . . . . .   38

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX . . . . . . . . .   40

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .   42

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1






                                      (i)

                                 FUND EXPENSES

         The following expense table lists the costs and expenses that an investor in the Institutional Service Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon estimates. Shareholders in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average daily net assets.

                                   FEE TABLE


                                              Money                       Intermediate                         International
                                             Market     Short-Term Bond       Bond                             Multi-Manager
SHAREHOLDER TRANSACTION EXPENSES              Fund            Fund            Fund          Stock Fund          Stock Fund
                                           -----------  --------------   --------------  ---------------       ------------
Maximum Sales Load Imposed on
Purchases (as a percentage of
offering price)   . . . . . . . . . .         None            None            None             None                None

Maximum Sales Load Imposed on
Reinvested Dividends (as a percentage
of offering price)  . . . . . . . . .         None            None            None             None                None

Deferred Sales Load (as a percentage          None            None            None             None                None
of redemption proceeds)   . . . . . .

Redemption Fees(1)  . . . . . . . . .         None            None            None             None                None

Exchange Fees   . . . . . . . . . . .         None            None            None             None                None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
  assets)

Management Fees (after waivers and
reimbursements)(2)  . . . . . . . . .         0.10%          0.19%            0.29%            0.87%               0.78%

12b-1 Fees
(after waivers)(3)  . . . . . . . . .         0.00%          0.00%            0.00%            0.00%               0.00%

Other Expenses(4) . . . . . . . . . .         0.50%          0.56%            0.56%            0.53%               0.87%
                                         -----------     ----------      -----------       ----------          ----------

Total Portfolio Operating Expenses
(after waivers and reimbursements)(2)         0.60%          0.75%            0.85%            1.40%               1.65%(5)
                                         ===========     ==========      ===========       ==========          ==========


         The Purpose of the above table is to assist a shareholder in the Institutional Service Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.





----------------------------------

(1) Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

(2) Absent waivers and reimbursements, Management Fees and Total Portfolio Operating Expenses would be 0.25% and 0.75% for the Money Market Fund; 0.40% and 0.96% for the Short-Term Bond Fund; 0.40% and 0.96% for the Intermediate Bond Fund; 1.00% and 1.53% for the Stock Fund; and 1.25% and 2.12% for the International Multi-Manager Stock Fund, respectively.

(3) The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.25%. The Funds will not incur any distribution expenses during their first year of operation.

(4)     Includes a fee of 0.05% for shareholder servicing.

(5) The International Multi-Manager Stock Fund pays BISYS a 0.63% administrative fee and has other expenses of 0.10% and the Portfolio pays advisory and administrative fees, of which the International Multi-Manager Stock Fund bears its pro rata portion. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in foreign securities. Investment Advisory Fees are 0.43% at the Portfolio level and 0.35% at the Fund level.

Example:(1)

         You would pay the following expenses on a $1,000 investment, assuming
(1) 5% gross annual return and (2) redemption at the end of each time period:






                                                                      Intermediate                        International
                                   Money Market    Short-Term Bond         Bond             Stock        Multi-Manager
                                       Fund             Fund              Fund               Fund          Stock Fund
                                   -------------   ---------------     ------------     ------------   ------------------
1 year  . . . . . . . . . . .         $  6              $  8             $  9              $ 14               $ 17

3 years   . . . . . . . . . .         $ 19              $ 24             $ 27              $ 44               $ 52



Without waivers and reimbursements:

1 year  . . . . . . . . . . .         $  8              $ 10             $ 10              $ 16               $ 22

3 years   . . . . . . . . . .         $ 24              $ 31             $ 31              $ 48               $ 66






----------------------------------

(1) This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

      The following expense table lists the costs and expenses that an investor in the Institutional Premium Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon estimates. Shareholders in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average daily net assets to which Institutional Service Class shareholders are not subject.


                                   FEE TABLE


                                                                            Intermediate                   International
                                               Money Market   Short-Term        Bond                       Multi-Manager
SHAREHOLDER TRANSACTION EXPENSES                   Fund       Bond  Fund        Fund       Stock Fund       Stock  Fund
                                               ------------- -----------   -------------- --------------  ---------------
Maximum Sales Load Imposed on Purchases (as
a percentage of offering price)   . . . . .         None         None           None          None              None

Maximum Sales Load Imposed on Reinvested
Dividends (as a percentage of offering
price)  . . . . . . . . . . . . . . . . . .         None         None           None          None              None

Deferred Sales Load (as a percentage                None         None           None          None              None
of redemption proceeds)   . . . . . . . . .

Redemption Fees(1)  . . . . . . . . . . . .         None         None           None          None              None

Exchange Fees   . . . . . . . . . . . . . .         None         None           None          None              None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

Management Fees (after waivers and
reimbursements)(2)  . . . . . . . . . . . .        0.10%        0.19%           0.29%         0.87%            0.78%

12b-1 Fees
(after waivers)(3)  . . . . . . . . . . . .        0.00%        0.00%           0.00%         0.00%            0.00%

Other Expenses(4) . . . . . . . . . . . . .        1.00%        1.06%           1.06%         1.03%            1.37%
                                               ----------    ---------       ---------     ---------        ---------

Total Portfolio Operating Expenses (after
waivers and reimbursements)(2)  . . . . . .        1.10%        1.25%           1.35%         1.90%            2.15%(5)
                                               ==========    =========       =========     =========        =========



         The purpose of this table is to assist a shareholder in the Institutional Service Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.





----------------------------------

(1) Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

(2) Absent waivers and reimbursements, Management Fees and Total Portfolio Operating Expenses would be 0.25% and 1.25% for the Money Market Fund; 0.40% and 1.46% for the Short-Term Bond Fund; 0.40% and 1.46% for the Intermediate Bond Fund; 1.00% and 2.03% for the Stock Fund; and 1.25% and 2.62% for the International Multi-Manager Stock Fund, respectively.

(3) The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.25%. The Funds will not incur any distribution expenses during their first year of operation.

(4) Other expenses include a fee of 0.05% for shareholder servicing and an additional fee of 0.50% for recordkeeping, communicating with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. Compensation to salespersons may vary depending upon which class is sold.

(5) The International Multi-Manager Stock Fund pays BISYS a 0.63% administrative fee and has other expenses of 0.10% and the Portfolio pays advisory and administrative fees, of which the International Multi-Manager Stock Fund bears its pro rata portion. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in foreign securities. Investment Advisory Fees are 0.43% at the Portfolio level and 0.35% at the Fund level.

Example:*

         You would pay the following expenses on a $1,000 investment, assuming
(1) 5% gross annual return and (2) redemption at the end of each time period:






                                                           Intermediate                           International
                       Money Market     Short-Term Bond         Bond              Stock           Multi-Manager
                           Fund               Fund             Fund                Fund            Stock Fund
                     ---------------- -------------------  -------------    ---------------  ---------------------
1 year  . . . . . . .      $ 11             $ 13              $ 14               $ 19                $ 22

3 years   . . . . . .      $ 35             $ 40              $ 43               $ 60                $ 67



Without waivers and reimbursements:
1 year  . . . . . . .      $ 13             $ 15              $ 15               $ 21                $ 27

3 years   . . . . . .      $ 40             $ 46              $ 46               $ 64                $ 81






----------------------------------

* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                                   HIGHLIGHTS


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         This Prospectus describes five funds, one money market fund and four non-money market funds (individually a "Fund," and collectively, the "Funds"), all of which are managed by INTRUST. Each Fund has distinct investment objectives and policies.

         As a matter of Fundamental Policy, notwithstanding any limitation, each Fund is authorized to seek to achieve its investment objectives by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

MONEY MARKET FUND:


         MONEY MARKET FUND. The investment objectives of the Money Market Fund are current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the Adviser to present minimal credit risks.



         The Money Market Fund may invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; and (3) domestic, Yankee dollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board and subject to ratification by the Board. The Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.



         The Money Market Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Money Market Fund's assets in such industry. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Money Market Fund will not maintain this concentration. The Money Market Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.



         The Money Market Fund may also invest in variable rate master demand obligations which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the Money Market Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable rate master demand obligation generally will not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable rate master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Money Market Fund will invest in variable rate master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Money Market

Fund. In determining dollar-weighted average portfolio maturity, a variable rate master demand obligation will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.



Amortized Cost Method of Valuation for the Money Market Fund

         Portfolio investments of the Money Market Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Money Market Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Money Market Fund will not exceed 90 days. See the SAI for an explanation of the amortized cost valuation method.

         On behalf of the Fund, the Adviser has entered into a subadvisory agreement with AMR Investment Services, Inc. ("AMR") pursuant to which AMR will provide investment advisory services to the Fund.


NON-MONEY MARKET FUNDS:


         SHORT-TERM BOND FUND. The objective of the Short-Term Bond Fund is to seek as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment grade short-term obligations. At least 65% of its assets will be invested in bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Services, Inc., or which are unrated and determined by the Adviser to be of comparable quality.



         The Fund invests in fixed income securities such as U.S. Government Securities, corporate bonds and asset backed securities (including mortgage backed securities).






         The Fund invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 1 and 3 years. For purposes of this Fund a "bond" is defined as a debt instrument with a fixed interest rate.


         On behalf of the Fund, the Adviser has entered into a subadvisory agreement with Galliard Capital Management, Inc. ("Galliard") pursuant to which Galliard will provide investment advisory services to the Fund.


         INTERMEDIATE BOND FUND. The investment objective of the Intermediate Bond Fund is to provide as high a level of current income as is consistent with managing for total return by investing at least 65% of its total assets in fixed income securities. The Fund invests primarily in high quality fixed income securities such as U.S. Government securities, corporate bonds and asset-backed securities (including mortgage-backed securities). A minimum of 65% of the Fund's total assets will be invested in securities rated "A" or better by a primary credit rating agency and the Fund will seek to maintain a minimum average portfolio quality rating of "AA." All securities will be rated "BBB" or better by a primary credit rating agency at the time of purchase. Fixed income securities downgraded to below BBB subsequent to purchase may be retained in the portfolio when deemed by the Adviser to be in the best interest of Fund shareholders. The Fund may also invest in convertible securities, preferred stocks and debt of foreign governments or corporations. Futures and/or options may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate. The dollar-weighted average maturity of the Intermediate Fund will generally range between three and ten years.



         On behalf of the Fund, the Adviser has entered into a subadvisory agreement with Galliard pursuant to which Galliard will provide investment advisory services to the Fund.



         STOCK FUND. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investing at least 80% of its assets in equity securities and at least 65% of its assets in preferred and common stocks issued by companies with large market capitalizations that the Adviser believes sell at reasonable prices relative to their projected earnings. The Adviser's investment goal is to participate in up markets while cushioning the portfolio during a downturn. A company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to have large market capitalization, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, ADRs, and warrants. There is no minimum credit standard with respect to convertible securities in which the Fund invests, which may give such securities primarily speculative characteristics. The Fund will normally be invested as fully as practicable (at least 80%) in equity securities and will normally invest at least 65% of its assets in companies with large market capitalizations. The Fund may also invest in high-quality debt securities.



         On behalf of the Fund, the Adviser has entered into a subadvisory agreement with ARK Asset Management ("ARK") pursuant to which ARK will provide investment advisory service to the Fund.



         The Fund will be managed in accordance with the investment philosophy that the subadviser has employed for more than ten years in managing large capitalization, value-oriented accounts. As a value adviser, ARK seeks large capitalization issues that sell at attractive prices relative to their projected earnings. ARK believes this approach will permit the Fund to participate in rising markets and help temper losses in declining markets. In managing the Fund, ARK seeks to outperform the S&P 500 Index over a full market cycle with particular emphasis on minimizing losses during declining markets.



         The Fund's assets may be invested in U.S. Government securities and in certain short-term, high-quality debt instruments for the following purposes;
(i) to meet anticipated day-to-day operating expenses; (ii) pending the Portfolio Manager's ability to invest cash inflows; (iii) to invest if Fund assets are insufficient for effective investment in equities; (iv) to permit the Fund to meet redemption requests; and (v) for temporary defensive purposes. The Fund will normally invest in short-term debt instruments that do not have a maturity of greater than one year. The short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. Government, foreign governments and their agencies, instrumentalities, authorities or political subdivisions; (ii) other high-quality short-term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (v) money market funds; and (vi) repurchase agreements.



         INTERNATIONAL MULTI-MANAGER STOCK FUND. The investment objective of the International Multi-Manager Stock Fund is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"), a series of the AMR Investment Services Trust (the "AMR Trust"). The Portfolio's predecessor Fund, the American AAdvantage International Equity Fund, a series of the American AAdvantage Funds, commenced operations on August 7, 1991. On November 1, 1995, the American AAdvantage Funds reorganized into a Hub and Spoke(R) structure (1). As part of the reorganization, the AMR Trust was created to serve as the "hub" trust and the American AAdvantage funds served as one of the initial "spoke" trusts.



         The Fund has a fundamental policy that allows it to invest all of its investable assets in another investment company such as the Portfolio. All other fundamental investment policies and non-fundamental investment policies of the Fund and the Portfolio are identical. Although the following discusses the AMR Board of Trustees ("AMR Trust Board") and the investment policies of the Portfolio, it applies equally to the Trust's Board of Trustees and the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. In such event, the Board would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the



(1) Hub and Spoke is a registered service mark of Signature Financial
Group, Inc.

same investment objective as the Fund. No assurance exists that satisfactory alternative arrangements would be available. AMR currently receives an investment management fee for its services to the Portfolio in amounts of 0.43% of the average daily net assets of the Portfolio. See "Other Information -- International Multi-Manager Stock Fund Structure." INTRUST may receive up to 40% of the Fund's average daily net assets for providing advisory services to the Fund, which services include selecting the Portfolio or other investment company in which the Fund invests, monitoring such entity's performance, coordinating the Fund's relationship with such entity, and communicating with the Fund's Board of Trustees and shareholders regarding such entity's performance and the Fund's two tier structure. INTRUST has agreed not to charge its advisory fee to the Fund in an amount in excess of 35% of the average net assets of the Fund for the Fund's first year of operations.
INTRUST may receive up to 1.25% of the Fund's average daily net assets for providing advisory services in the event the Fund does not invest all of its investible assets in the Portfolio or another investment company.



         The Trust's Board of Trustees believes that the Fund will achieve certain efficiencies and economies of scale through the Hub and Spoke(tm) structure, and that the aggregate expenses of the Fund will be less than if the Fund invested directly in the securities held by the Portfolio. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Portfolio. Accordingly, there may be other investment companies through which investors can invest indirectly in the Portfolio. The fees charged by such other investment companies may be higher or lower than those charged by the Fund, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their investors. Information about the availability of other investment companies that invest in the Portfolio can be obtained by calling (800) 967-9009.



         The Portfolio invests primarily in a diversified portfolio of equity securities of issuers based outside the United States. AMR Investment Services, Inc. ("AMR" or the "Manager") provides investment management services to the Portfolio. Hotchkis and Wiley ("Hotchkis"), Morgan Stanley Asset Management Inc. ("MSAM") and Templeton Investment Counsel, Inc. ("Templeton") currently serve as investment advisers to the Portfolio. Rowe Price-Fleming International, Inc. ("Fleming") is also an investment adviser of the Portfolio; however, none of the Portfolio's assets have been allocated to Fleming at this time. Hotchkis, MSAM, Templeton and Fleming are also referred to herein as the "Portfolio Advisers."


         Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any NRSRO or, if unrated, are deemed to be of comparable quality by the Portfolio Advisers and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Fund or in other investment companies. The value of the Portfolio's debt investments will vary in response to interest rate changes. However, when the Portfolio Advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

         The Portfolio Advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

         Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations;
(11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possibly higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.


         The Portfolio will limit its investment to those in countries which have been recommended by AMR and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.


         The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

         The Portfolio also may trade currency futures ("futures"), which are derivatives, for the same reasons as for entering into forward contracts as set forth above. Futures are traded on U.S. and foreign currency exchanges. The use of futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the futures contracts themselves. The Portfolio may not enter into futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Futures contracts, which are derivatives, are discussed in greater detail in the SAI.

Short-Term Trading for the Stock Funds


         Under certain market conditions, the Stock Fund and International Multi-Manager Stock Fund may seek profits by short-term trading. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the number of securities owned by a Fund is known as "portfolio turnover." To the extent short-term trading strategies are used, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.



RISKS OF INVESTING IN THE FUNDS

         The Money Market Fund attempts to maintain the net asset value of its shares at a constant $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Fund invests.


         The Money Market Fund's policy of concentrating in the banking industry increases the Fund's exposure to market conditions prevailing in the industry. See "Risks of Investing in the Funds" herein.


         The price per share of the Non-Money Market Funds will fluctuate with changes in value of the investments held by each Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include the sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments). With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options, futures and options on futures involve the risks that such options and futures may fail as hedging techniques, that the loss from investing in futures transactions is potentially unlimited and that closing transactions may not be effected where a secondary liquid market does not exist. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers.


         An investment in the International Multi-Manager Stock Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments by the International Multi-Manager Stock Fund entail some risk. The International Multi-Manager Stock Fund's policy of investing directly or indirectly in foreign issuers entails certain risks in addition to those normally associated with investments in equity securities. See "Investment Policies and Practices of the Funds."



         By investing solely in the Portfolio, the International Multi-Manager Stock Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have potential adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - International Multi-Manager Stock Fund Structure."


MANAGEMENT OF THE FUNDS

         Advisory Services

         INTRUST Bank, N.A. acts as investment adviser to all of the Funds.
For its services, INTRUST  receives a fee from each Fund based upon each Fund's
average daily net assets.   See "Fee Table" in this Prospectus.


         AMR serves as subadviser to the Money Market Fund. Galliard serves as subadviser to the Intermediate Bond Fund and Short-Term Bond Fund. ARK serves as subadviser to the Stock Fund. AMR, Galliard and ARK may also be referred to herein as "subadvisers." For their services, the subadvisers receive a fee based on the respective Fund's average daily net assets.



         The International Multi-Manager Stock Fund currently invests all of its investable assets in the Portfolio. The International Multi-Manager Stock Fund may withdraw its investment from the Portfolio, for which AMR serves as investment manager and Hotchkis, MSAM, Templeton and Fleming all may act as investment advisers, at any time if the Trust's Board determines that it is in the best interests of the International Multi-Manager Stock Fund and its shareholders to do so. See "Other Information - International Multi-Manager Stock Fund Structure."


         Other Services

         BISYS Fund Services ("BISYS") acts as administrator, sponsor and distributor to the Funds and is sometimes referred to herein as "Administrator" or "Distributor." For its services, BISYS receives a fee from the Funds based on each Fund's average daily net assets. See "Management of the Fund" in this Prospectus. The Distributor distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.


GUIDE TO INVESTING IN THE INTRUST FAMILY OF FUNDS


         Purchase orders for the Money Market Fund received by 12:00 noon Eastern time will become effective that day. Purchase orders for all other Funds received by your broker or Service Organization in proper form prior to 4:00 p.m., Eastern time.



         -   Minimum Initial Investment  . . . . . . . . . . . . .    $1,000
         -   Minimum Initial Investment for IRAs   . . . . . . . .    $  250
         -   Minimum Subsequent Investment   . . . . . . . . . . .    $   50

         The Funds are purchased at net asset value.

         Shareholders may exchange shares between Funds in the Trust by telephone or mail. Exchanges may not be effected by facsimile.

         -   Minimum initial exchange  . . . . . . . . . . . . . .    $500
             (no minimum for subsequent exchanges)

         Shareholders may redeem shares by telephone, mail, wire, or by writing a check (the Money Market Fund only). Shares may not be redeemed by facsimile.

         - If a redemption request is received by 12:00 noon Eastern time, proceeds for the Money Market Fund will be transferred to a designated account that day.
         -        Minimum check amount is $500.
         - The Funds reserve the right to redeem involuntarily upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less.

         (Redemption by telephone, wire and check writing is not available for IRAs and trust relationships of INTRUST.)

         All dividends and distributions will be automatically paid in additional shares at net asset value of the applicable Fund unless cash payment is requested.


         - Distributions for the Stock Fund and International Multi-Manager Stock Fund are paid at least once annually and distributions for the other Funds are paid monthly.


               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS



         Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of INTRUST Funds Trust, a Delaware business trust, organized under the laws of Delaware as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

         As a matter of Fundamental Policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.



         - The investment objective of the Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations.



         - The investment objective of the Short-Term Bond Fund is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment grade short-term obligations.



         - The investment objective of the Intermediate Bond Fund is to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.



         - The investment objective of the Stock Fund is to provide investors with long-term capital appreciation.



         - The investment objective of the International Multi-Manager Stock Fund is to provide investors long-term capital appreciation.



         Each Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise.


         The following is a description of investment practices of the Funds and the securities in which they may invest:

         U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

         U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to Short-Term Bond Fund) rating categories of at least one NRSRO, or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.


         Corporate Debt Securities (All Funds). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

         Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

         Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.


         Asset-Backed Securities (Money Market Fund, Short-Term Bond Fund and Intermediate Bond Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.


         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.


         Municipal Commercial Paper (Short-Term Bond Fund and Intermediate Bond
Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P, "P-2" (Prime-2) or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.


         Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.


         Municipal Notes (Short-Term Bond Fund and Intermediate Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.


         Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

         Municipal Bonds (Short-Term Bond Fund and Intermediate Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes -- such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility -- tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities.
Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. Municipal bonds generally have a maturity at the time of issuance of more than one year.



         Common Stocks (Stock Fund and International Multi-Manager Stock Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.



         Preferred Stocks (Short-Term Bond Fund and Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.



         American Depository Receipts (Short-Term Bond Fund and Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). American Depository Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.


         These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

         Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency. The International Multi-Manager Stock Fund may also invest in European Depository Receipts (EDRs), which are receipts issued in bearer form by a European financial institution and traded in European securities' markets. Investments in EDRs involve similar risks as ADRs.



         Investment in Foreign Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and International Multi-Manager Stock Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Multi-Manager Stock Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.



         Convertible and Exchangeable Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock
Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.


         Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act.

         Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

         Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 15% of the value of the total assets of the Non-Money Market Funds and 10% of the value of the total assets of the Money Market Fund.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

         Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.


         STRIPS and Zero Coupon Securities (All Funds except International Multi-Manager Stock Fund) . Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Money Market Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.


         The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


         Variable rate demand obligations (All Funds). Variable rate demand obligations have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Funds, as lender, and the borrower. Because the obligations are direct lending arrangements between the Funds and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser or Portfolio Advisers, as applicable, they are of an investment quality comparable to other debt obligations in which the Funds may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees or AMR Board, as applicable. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

         Other Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.


         Options on Securities (All Funds, except Money Market Fund and International Multi-Manager Stock Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.


         The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, U.S. Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian.

         The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

         Dollar Roll Transactions - (Short-Term Bond Fund and Intermediate Bond
Fund). The Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.



         Swap Agreements (Short-Term Bond Fund and Intermediate Bond Fund). To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.


         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.


         Futures, Related Options and Options on Stock Indices (Stock Fund). The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser anticipates an advance. In attempting to hedge a portfolio, the Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.



         A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

         When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

         In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."


         During a market decline or when the Adviser anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund will sell options on futures and on stock indices only to close out existing positions.



         Interest Rate Futures Contracts (All Funds, except International Multi-Manager Stock Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.



         Options on Interest Rate Futures Contracts (All Funds, except International Multi-Manager Stock Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write
(sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.



         Foreign Exchange Contracts (International Multi-Manager Stock Fund). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

         The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio Advisers fail to predict currency values correctly.

         Risks of Options and Futures Contracts. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

         The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high grade debt obligations to cover the futures and options.


         "When-Issued" and "Forward Commitment" Transactions (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When- issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets such as cash, U.S. Government securities, or other liquid high grade debt obligations equal to the value of purchase commitments will be maintained until payment is made. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value. For further information, see the SAI.


         Loans of Portfolio Securities (All Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the applicable Fund and are subject to the same risks as repurchase agreements. For further information, see the SAI.

         Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund may not invest more than 10% and the Non-Money Market Funds may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

         Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         Risks of Techniques Involving Leverage. Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of

"leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Adviser or Portfolio Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.


         Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).


         The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.



         Portfolio Turnover. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Short-Term Bond Fund, 400%; Intermediate Bond Fund, 500%; Stock Fund, 150%; and International Multi-Manager Stock Fund, 100%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders. High portfolio turnover rates may also make it more difficult for the Funds to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of each Funds' gross income in any tax year be derived from gains on the sale of securities held for less than less than three months.


                            INVESTMENT RESTRICTIONS
                        (ALL FUNDS, EXCEPT AS INDICATED)


         The Funds also operate under certain investment restrictions. Certain of the Funds' investment restrictions are listed below. For a complete list of the Funds' investment restrictions, see the section in the Funds' SAI entitled "Investment Restrictions." Investment restriction Nos. 2,3,4 and 5 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares. See "Other Information --Voting". Investment Restriction No. 1 is a non fundamental policy of the Funds and can be changed by approval of a majority of the Board of Trustees.

         (1) No Fund may invest more than 15% (10% with respect to the Money Market Fund) of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange).


         (2) No Fund may borrow money or pledge or mortgage its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33 1/3% (10% with respect to the International Multi-Manager Stock
Fund) of the current value of its total net assets for temporary or emergency purposes or to meet redemptions, each Fund (except the International Multi-Manager Stock Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of that Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).


         (3) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.


         (4) No Fund may invest more than 25% of its total assets in the securities of any one industry, excluding the Money Market Fund which will invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry. In addition, finance companies as a group are not considered a single industry for purposes of this policy. Wholly-owned subsidiaries of finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.


         (5) No Fund will, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), or purchase more than 10% of the outstanding voting securities of any such issuer. The Money Market Fund is subject to these diversification requirements with respect to 100% of its assets.

         If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.


         As a matter of Fundamental Policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.


                        RISKS OF INVESTING IN THE FUNDS


CERTAIN RISK CONSIDERATIONS

         The Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Fund invests.

         The Money Market Fund's Policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.


         The price per share of each of the other Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock Fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

         Foreign Securities (All Funds). Investing in the securities of issuers in any foreign country, including ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and, with respect to the Money Market Fund, may affect the ability to maintain net asset value. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through a Fund's policies, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments. See the SAI for further information about foreign securities.


         Small Capitalization Stocks (Stock Fund). Small capitalization stocks are more volatile than larger capitalization stocks. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses, and investments in such companies are therefore speculative.

CERTAIN RISKS OF INVESTING IN THE INTERNATIONAL MULTI-MANAGER STOCK FUND



         The International Multi-Manager Stock Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the International Multi-Manager Stock Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the International Multi-Manager Stock Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.



         The International Multi-Manager Stock Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interests of the International Multi-Manager Stock Fund and its shareholders to do so. The International Multi-Manager Stock Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the International Multi-Manager Stock Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the International Multi-Manager Stock Fund and could affect adversely the liquidity of the International Multi-Manager Stock Fund's portfolio. If the International Multi-Manager Stock Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the International Multi-Manager Stock Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the International Multi-Manager Stock Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the International Multi-Manager Stock Fund's investable assets in another pooled investment entity having substantially the same investment objective as the International Multi-Manager Stock Fund. The inability of the International Multi-Manager Stock Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the International Multi-Manager Stock Fund's assets, could have a significant impact on shareholders of the International Multi-Manager Stock Fund.



         Each investor in the Portfolio, including the International Multi-Manager Stock Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of AMR Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.



         Investors should be aware that the International Multi-Manager Stock Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio of the AMR Trust, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.



         In addition to selling its interests to the International Multi-Manager Stock Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as a Fund and would be allowed to change different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio. As of the date of this prospectus, the International Multi-Manager Stock Fund, the American AAdvantage International Equity Fund and the American AAdvantage International Equity Mileage Fund are the only institutional investors that have invested all of their assets in the Portfolio. Shareholders may obtain further information concerning other funds that invest in the Portfolio by contacting their sales representative or by calling (800) 967-9009.

                            MANAGEMENT OF THE FUNDS


         The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management--Trustees and Officers."

THE ADVISER:        INTRUST BANK, N.A.


         INTRUST Bank, N.A. in Wichita, formerly First National Bank in Wichita, serves as the Funds' investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.


         The Adviser is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser is a national banking association which provides a full range of banking and trust services to clients. As of September 30, 1996, total assets under management were approximately $1.17 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.


         For the advisory services it provides to the Funds, the Adviser receives fees based on average daily net assets up to the following annualized rates: Money Market Fund, 0.25%; Short-Term Bond Fund, 0.40%; Intermediate Bond Fund, 0.40%; Stock Fund, 1.00%.



         INTRUST may receive advisory fees up to 40% of the average daily net assets of the International Multi-Manager Stock Fund when the Fund invests all of its investable assets in the Portfolio or another investment company. INTRUST has agreed not to charge its advisory fee to the Fund in an amount in excess of 35% of the Fund's average daily net assets for the Fund's first year of operations. While the Fund invests all of its investable assets in the Portfolio or another investment company, the Adviser will select such company, monitor the performance of such company, coordinate the Fund's relationship with such company and communicate with the Fund's Board of Trustees and shareholders regarding the performance of such company and the Fund's two-tier structure. In addition, if the Adviser is not satisfied with the performance of the Portfolio, the Adviser may recommend to the Board of Trustees other investment companies for the Fund to invest in, or recommend that the Adviser manage the Fund itself. The Adviser may receive advisory fees up to 1.25% of the average daily net assets of the Fund should the Adviser decide to not to invest all of the Fund's investable assets in the Portfolio or another investment company.
         John Mauer, ______ at INTRUST, is responsible for the day-to-day management of the Fund.


SUBADVISERS:


         AMR INVESTMENT SERVICES, INC. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of September 30, 1996, AMR provides investment advice with respect to approximately $15.3 billion in assets, including approximately $10.8 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.



         The Money Market Fund is substantially identical to other pooled accounts, including investment companies advised by AMR. Set forth below are certain performance data for such pooled accounts. The Money Market Composite consists of the American AAdvantage Money Market Fund (from September 1987 to present), the American Performance Cash Management Fund (from October 1990 to present), the FUNDS IV Cash Reserve Fund (from

September 1994 through September 1996), the American AAdvantage Money Market Mileage Fund (from November 1995 to present) and the AMR Investment Services Strategic Cash Business Trust (from July 1996 to present). Expenses of the portfolios in the Money Market Composite range from approximately 0.11% for the AMR Investment Services Strategic Cash Business Trust to approximately 0.85% for the American Performance Cash Management Fund. The Strategic Business Trust is an unregistered pooled account and as such is not subject to certain requirements that apply to mutual funds under the applicable securities, tax and other laws that, if applicable, may have adversely affected performance. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such funds. To the extent such funds had expense waivers or reimbursements in effect during the periods indicated below, such funds' actual performance would have been lower had such expense waivers or reimbursements not been in effect. INTRUST Fund fees and expenses may be higher than such expenses and if applied would have reduced the performance below.
This performance information is deemed relevant since the AMR accounts have been managed using the same investment objectives, policies and restrictions and portfolio managers as those to be used by INTRUST Money Market Fund. However, this performance data is not necessarily indicative of the past or future performance of any of the INTRUST Funds. The AMR pooled accounts and the INTRUST Money Market Fund are separate funds. This performance does not represent the past performance of the INTRUST Money Market Fund, which is newly organized and has no performance of its own.




     AMR INVESTMENT SERVICES, INC. MONEY MARKET COMPOSITE ANNUALIZED TOTAL
                 RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1996



                                                                           Lipper Institutional Money
                                                                                  Market Index
                          1 Year                            5.43%                    5.27%
                          3 Years                           4.95%                    4.77%
                          5 Years                           4.54%                    4.27%
                          Since Inception (9/1/87)          6.14%                    5.85%




         GALLIARD CAPITAL MANAGEMENT, INC. Galliard is sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, a wholly owned subsidiary of Norwest Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. Karl Tourville and Richard Merriam are co-managers of the Short-Term Bond Fund and the Intermediate Bond Fund. In his 12 year career in Washington Square Capital Management, Inc. (A subsidiary of Northwestern National Life Insurance Company) Galliard Principal, Richard Merriam, was manager of the Marketable Security Group which employed a similar fixed income style with great success. Karl Tourville, formerly head of Fixed Income at Norwest Investment Management, similarly developed an outstanding track record as a fixed income manager in his nine year career with Norwest. For the subadvisory services it provides to the Short-Term Bond Fund and Intermediate Bond Fund, Galliard receives from the Adviser and not the Funds, monthly fees based upon daily net assets at the annual rate of 0.125% and 0.125%, respectively.



         The investment returns below are actual returns of Galliard's Intermediate Core Composite ("Galliard's Composite's") of separate accounts which are managed in an investment style substantially the same as the Intermediate Bond Fund. This information is not intended to be read as a description of Galliard's past performance with respect to the style utilized for the Short-Term Bond Fund. To the extent Galliard's corporate returns reflect expense waivers or reimbursements, actual performance would have been lower had such expense waivers or reimbursements not been in effect.
Galliard's first full year of investment results are consistent with prior results generated by the firm's Principals in this management approach which is designed to consistently outperform a stated benchmark.

                           GALLIARD COMPOSITE RETURNS

                                                                               Lehman Brothers Intermediate
                                                                                Government Corporate Index
         1 Year (ended September 30, 1996)                          4.80%            5.13%


         Galliard Composites are calculated weighing the market value of each component. Accounts are placed in a composite at the end of the first full calendar quarter following their inception or as agreed upon by the client.
All composites are calculated net of estimated INTRUST Intermediate Bond Fund's Institutional Service Class fees as set forth in the Fee Table in this Prospectus. Private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on Galliard's Composites and those for the Fund may vary. This performance does not represent historical performance of the INTRUST Short-Term Bond Fund or Intermediate Bond Fund which are newly organized and have no performance of their own. This performance should not be interpreted as indicative of future performance of any INTRUST Funds, which may be higher or lower than that shown. Past performance is no guarantee of future results.



         ARK ASSET MANAGEMENT, INC. ARK serves as Sub-adviser to the Stock Fund. Located in New York, ARK's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Lehman Brothers. As of September 30, 1996, ARK managed approximately $22.6 billion, including $12.4 billion in large capitalization value portfolios, for more than 260 institutional and individual clients, with a minimum investment size for private accounts of $50 million. For the subadvisory services it provides to the Stock Fund, ARK receives, from the Adviser and not the Funds, monthly fees based upon average daily net assets at the annual rate of 0.45%. The following chart describes the investment personnel that form the team with ARK primarily responsible for the day to day management of the Fund:



                                                                                     Years Experience
                                                  -------------------------------------------------------------------
              Individual/Title with ARK                Investment Experience                     Recent Experience
------------------------------------------------  ---------------------------  --------------------------------------
 C. Charles Hetzel                                              32              ARK or ARK's predecessor--32
 Vice Chairman
 John E. Bailey                                                 15              ARK--2
 Managing Director                                                              Loomis, Sayles--9

 Steven M. Steiner                                              26              ARK--5
 Managing Director                                                              Equitable Life--9

 Wm. G. Steuernagel                                             23              ARK or ARK's predecessor--10
 Managing Director

 James G. Pontone                                                1              ARK--1
 Senior Manager                                                                 Mitchell Hutchins
                                                                                Asset Management, Inc.--2



         The table that follows presents performance data for ARK with respect to its large cap value product and is not necessarily representative of the past performance of the above-mentioned portfolio managers acting individually or as a team. Information presented is based on performance data provided by ARK for accounts ("Accounts") it manages that have investment objectives, policies, styles and strategies substantially similar to the ones that will be employed in the INTRUST Stock Fund. The information does not represent the Stock Fund's performance, as it is newly organized and has no performance record of its own. Although the Accounts include some registered mutual funds, the vast majority of the Accounts are individual and unregistered accounts primarily managed for tax-exempt investors, and are not subject to diversification and other requirements that apply to mutual funds under applicable securities, tax and other laws that, if applicable, may have adversely affected performance. As a result, portfolio management strategies used on the Accounts and those used on the Stock Fund may vary in some respects. The information should not be considered a prediction of the future performance of the Stock Fund. The actual performance may be higher or lower than that shown.



         The table shows the total returns for various periods ended September 30, 1996, of ARK's Large Cap Value Product as compared to a relevant unmanaged market index. The performance shown below is calculated in accordance with AIMR. To the extent expense waivers or reimbursements were in effect during the period indicated below, actual returns would have been lower had such expense waivers or reimbursements not been in effect. The performance shown below is adjusted to give effect to the projected annual expenses for the Stock Fund's Institutional Service Class shares during its initial fiscal period as set forth in the Fee Table in this Prospectus.



                                                    Annualized Rates of Return for
                                                  Periods Ending September 30, 1996
                                                  ---------------------------------

                                                                      ARK              S&P 500 Index
                                                                      ---              -------------
                                    1 Year                            19.30%                        20.33%

                                    3 Years                           18.20%                        17.42%

                                    5 Years                           16.50%                        15.23%

                                    10 Years                          15.25%                        14.99%

                                    Since Inception
                                    4/1/85                            16.28%                        15.95%



INTERNATIONAL EQUITY PORTFOLIO


         AMR serves as investment manager and administrator to the Portfolio. Hotchkis, MSAM and Templeton currently serve as investment advisers to the Portfolio. Fleming is also an investment adviser of the Portfolio; however, none of the Portfolio's assets have been allocated to Fleming at this time.



         The investment advisory fees payable to AMR by the AMR Trust are 0.43% of the average annual daily net assets of the Portfolio. With respect to INTRUST's advisory fee, INTRUST has undertaken not to charge advisory fees in excess of 0.40% of average daily net assets with respect to the International Multi-Manager Stock Fund as long as the Fund remains completely invested in the Portfolio or any other investment company. For the Fund's first year of operations, INTRUST has agreed not to charge its advisory fee to the Fund in an amount in excess of 35% of the average daily net assets of the Fund. The investment advisory agreement for the International Multi-Manager Stock Fund provides for an investment advisory fee payable to INTRUST by the Fund of 1.25% of the average annual daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company. All investment advisory fees are accrued daily and paid monthly.



         None of the Portfolio Advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.


         William F. Quinn has served as President of AMR since it was founded in 1986 and Nancy A. Eckl currently serves as Vice President-Trust Investments of AMR. Ms. Eckl previously served as Vice President-Finance and Compliance of AMR from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Portfolio. These responsibilities include oversight of the Portfolio Advisers, regular review of each Portfolio Adviser's performance and asset allocations among Portfolio Advisers.


         HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of Merrill Lynch Capital Management Group, a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1995, were approximately $9.0 billion, which included approximately $988 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis and Wiley also serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to 0.60% of the first $10 million of assets under its discretionary management, 0.50% of the next $140 million of assets, 0.30% on the next $50 million of assets, 0.20% of the next $800 million of assets and 0.15% of all excess
AMR Trust assets managed by Hotchkis and Wiley.



         MORGAN STANLEY ASSET MANAGEMENT INC., 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1995, MSAM had assets under management totaling approximately $55.2 billion, including approximately $40.1 billion under active management and $15.1 billion as named fiduciary or fiduciary adviser. As of December 31, 1995, MSAM had investment authority over approximately $404 million of assets of AMR Corporation and its subsidiaries and affiliated entities. For its services, AMR pays MSAM an annual fee equal to 0.80% of the first $25 million in AMR Trust assets under its discretionary management, 0.60% of the next $25 million in assets, 0.50% of the next $24 million in assets and 0.40% on all excess assets.


         ROWE PRICE-FLEMING INTERNATIONAL, INC. , 100 East Pratt Street, Baltimore, Maryland 21020, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies, T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1995, Fleming had assets under management totaling approximately $22.2 billion, including approximately $197 million of assets of AMR and its subsidiaries and affiliates entities. Fleming serves as an investment adviser to the Portfolio, although AMR does not presently intend to allocate assets from the Portfolio to Fleming. For its services to the Portfolio when total assets under Fleming's management are less than $200 million, AMR will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, AMR will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, AMR will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, AMR will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will credit AMR with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.


         TEMPLETON INVESTMENT COUNSEL, INC. , 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect to approximately $14.4 billion of assets, including approximately $288 million of assets of AMR Corporation and its subsidiaries and affiliated entities. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $100 million in AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.


         The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995 that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.

         Solely for the purpose of determining the applicable percentage rates when calculating the fees for each Portfolio Adviser other than MSAM, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective Portfolio Adviser. For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the Portfolio.

         Based upon the advice of counsel, INTRUST believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent INTRUST from continuing to perform such services for the Funds. If INTRUST were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

THE SPONSOR AND DISTRIBUTOR

         BISYS, the Funds' Sponsor and Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund. BISYS also serves as administrator and distributor of other mutual funds

         The Distributor may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

         The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Funds may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Funds.
These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the shares of the Funds, include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors; (v) such other similar services as the Trustees determine to be reasonably calculated to result in sales of shares of the Funds; (vi) costs of shareholder servicing incurred by broker-dealers, banks or other financial institutions; and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. The Funds will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.


ADMINISTRATIVE SERVICES

         The Funds have also entered into an Administrative Services Contract with BISYS pursuant to which BISYS provides certain management and administrative services necessary for the Funds' operations, including: (i) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% of each Fund's average daily net assets. Pursuant to a Services Agreement between the Trust and the Administrator, BISYS assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.


         For the International Multi-Manager Stock Fund, BISYS is paid 0.10% of the Fund's daily net assets for administrative services.



SERVICE ORGANIZATIONS


         Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.05% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship. The Institutional Premium Class may pay additional fees to Service Organizations in amounts up to an annual rate of 0.50% of the daily net asset value of the Fund's shares owned by Shareholders with whom the Service Organization has a servicing relationship for record keeping, communication with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services.


         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


OTHER EXPENSES

         Each Fund bears all costs of its operations, other than expenses specifically assumed by BISYS and the Adviser. The costs borne by the Funds include legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Funds' portfolio securities, expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.


                              FUND SHARE VALUATION



         The net asset value per share of the Funds is calculated at 12:00 noon (Eastern time) for the Money Market Fund and at 4:00 p.m. (Eastern time) for each of the Non-Money Market Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and the following additional business holidays for the Money Market Funds:
Martin Luther King's Birthday, Columbus Day and Veterans Day. The net asset value per share of each share class is computed by dividing the value of the net assets attributable to each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Administrator and the distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to a Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. Each share class within the Fund is charged with the direct expenses of that class and with a proportion of the general expenses of the Fund. These general expenses (e.g., investment advisory fees) are allocated among the classes of shares based on the relative value of their outstanding shares.


         Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank (except for the Portfolio, which translates such securities at prevailing market rates).


         Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which the International Multi-Manager Stock Fund's net asset value is not calculated. Calculation of the net asset value per share of the International Multi-Manager Stock Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the International Multi-Manager Stock Fund's determination of net asset value will not be reflected in the International Multi-Manager Stock Fund's calculation of net asset value unless the Portfolio Advisers determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

        Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund or the Portfolio. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with INTRUST, the Funds, the Portfolio or BISYS Fund Services are prohibited from dealing with the Funds or the Portfolio as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. The Funds may purchase Municipal Obligations from underwriting syndicates of which INTRUST, the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with INTRUST, the Funds the Portfolio or BISYS Fund Services may act as a broker for the Funds or the Portfolio. In order for such persons to effect any portfolio transactions for the Funds or the Portfolio, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust and the Trustees of the AMR Trust regularly review the commissions paid by the Funds and the Portfolio to affiliated brokers.



         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.



         INTRUST may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to INTRUST. By allocating transactions in this manner, INTRUST is able to supplement its research and analysis with the views and information of securities firms.



         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.




         For the Portfolio in which the International Multi-Manager Stock Fund invests, the Portfolio Advisers place orders for the purchase and sale of the Portfolio's assets with brokers and dealers its selects. The Portfolio Advisers seek the "best execution" for all portfolio transactions, but the Portfolio may pay higher than the lowest available commission rates when the Portfolio Advisers believe it is reasonable to do so in light of the value for the brokerage and research services provided by the broker effecting the transaction. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to the Portfolio than would be the case for comparable transactions effected on United States securities exchanges. Subject to the Portfolio's policy of obtaining the best price consistent with the quality of execution of transactions, the Portfolio Advisers may employ broker-dealer affiliates of the Portfolio Advisers to effect brokerage transactions for the Portfolio. The Portfolio's payment of commission for these affiliated brokers is subject to procedures adopted by AMR Trust's Board of Trustees to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of the Portfolio's brokerage will be directed to an affiliated broker and in no event will a broker affiliated with the Portfolio Advisers receive brokerage transactions in recognition of research services provided to any of them.


         The Portfolio Advisers anticipate that the annual portfolio turnover rate in the Portfolio will be less than 100%.

         The Money Market Fund uses the amortized cost method to value its portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.


                            PURCHASE OF FUND SHARES


         Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received.


         The following purchase procedures do not apply to certain fund or trust accounts that are managed by INTRUST. The customer should consult his or her trust administrator for proper instructions.



         All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Administrator maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. The Funds do not accept third-party checks or foreign checks.


         An investment may be made using any of the following methods:

         Through an Authorized Broker, Investment Adviser or Service Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Distributor to place the order on your behalf on that day.


         Orders received by your broker or Service Organization for the Non-Money Market Fund in proper order prior to the determination of net asset value and transmitted to the Distributor prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Orders for the Money Market Fund received prior to 12:00 noon will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.



         By Mail: Mail completed application and check made payable to the appropriate fund or to "The INTRUST Funds Trust" to:

                                INTRUST FUNDS TRUST
                                P.O. Box 182498
                                Columbus, OH 43218-2498



         By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank may charge a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact BISYS at (888) 266-8787.



         Application must be overnighted to:

                                INTRUST Funds Trust
                                c/o BISYS Fund Services
                                3435 Stelzer Road
                                Columbus, OH 43219-8021

         Other Purchase Information. Request in "good order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the names in which they are registered; (b) any required signatures guaranteed and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.



         Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Distributor by telephone at (888) 266-8787.


                         MINIMUM PURCHASE REQUIREMENTS


         The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the INTRUST Funds, is a purchaser through a trust investment manager or account manager or is administered by INTRUST, is an employee or an ex-employee of INTRUST Financial Corporation or is an employee of any of its affiliates, BISYS, or any other service provider, or is an employee of any trust customer of INTRUST Financial Corporation or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which Fourth Financial Corporation or any of its affiliates acts as trustee or custodian. Any subsequent investments, including an IRA investment, must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.



                         INDIVIDUAL RETIREMENT ACCOUNTS


         All Funds may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with INTRUST Financial Corporation or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information concerning investments by IRAs, call the Funds at (888) 266-8787.



                            EXCHANGE OF FUND SHARES


         The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling (888) 266-8787. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.


         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.

         Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the Administrator. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

         Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares--By Telephone" for a discussion of telephone transactions generally. This option will be suspended for a period of 10 days following a telephonic address change.


         Automatic Investment Program. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.


                           REDEMPTION OF FUND SHARES

         Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value" in the SAI. A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund which seeks to maintain a net asset value of $1.00 per share.

         Redemption of shares purchased by check will be effected immediately upon clearance of the purchase check which may take up to 15 days after those shares have been credited to the shareholder account. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

         Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

         Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

         You may redeem your shares using any of the following methods:

         Through an Authorized Broker, Investment Adviser or Service Organization. You may redeem your shares by contacting your broker, investment adviser or Service Organization representative, and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. You may be charged a fee for this service.

         By Mail. You may redeem your shares by sending a letter directly to the Distributor. To be accepted, a letter requesting redemption must include:
(i) the Fund name and account registration from which you are redeeming shares;
(ii) your account number; (iii) the amount to be redeemed, (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation (only required if proceeds are to be sent to an address other than the registered address on record).


         By Telephone. You may redeem your shares by calling the Funds toll free at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted. This option will be suspended for a period of 10 days following a telephonic address change.


         By Wire. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Money Market Fund generally will be transferred to the designated account on the day the request is received, provided that it is received by 12:00 Noon (Eastern time).

         Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

         Check Writing. A check redemption ($500 minimum, no maximum) feature is available with respect to the Money Market Fund. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

         The above-mentioned services "By Telephone," "By Wire" and "Check Writing" are not available for IRAs and trust relationships of the Adviser and its affiliates.

         Systematic Withdrawal Plan. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

         Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

         Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.


                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

         Each Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.


         Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The International Multi-Manager Stock Fund's net investment income consists of its share of the Portfolio's dividends and interest (including discount) accrued on its securities, less applicable expenses. The Money Market Fund, the Intermediate Bond Fund, and the Short-Term Bond Fund will declare distributions of such income daily and pay those dividends monthly; the Stock Fund and International Multi-Manager Stock Fund will pay dividends at least once annually. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


         Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

         In the case of the Money Market Fund, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

         Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.


         If you elect to receive distribution in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.



         Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will generally be taxable to shareholders as ordinary income. Distributions of net long-term capital gains properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

         Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

         A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Such distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Special tax rules may apply to a Fund's acquisition of financial futures contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund held six months or less with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.


         It is anticipated that a portion of the dividends paid by the Funds (except the Money Market Fund, Short-Term Bond Fund, the International Multi-Manager Stock Fund, and Intermediate Bond Fund) will qualify and be designated by such Funds as dividends eligible for the dividends-received deduction available to corporations. The Code imposes various limitations restricting the availability of the dividends received deduction. Pending law proposals may affect the dividends received deduction. Investors should consult their own tax advisers in this regard.


         The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code and regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

         Those Funds that may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country. Each of these Funds intends to elect, if it is eligible to do so under the Code, to "pass-through" to its shareholders the amount of such foreign taxes paid. If such an election is made by a Fund, each shareholder of that Fund would be required to include in gross income the taxable dividends received and the amount of pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

         Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest.
Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


         The Portfolio in which the International Multi-Manager Stock Fund invests is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to have been "passed through" to the International Multi-Manager Stock Fund in proportion to its holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio. Investment income received by the International Multi-Manager Stock Fund from sources within foreign countries may be subject to foreign income or other taxes. The International Multi-Manager Stock Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by the Portfolio. Shareholders of the International Multi-Manager Stock Fund will be notified of their share of those taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.



                               OTHER INFORMATION


CAPITALIZATION STRUCTURE

         INTRUST Funds Trust was organized as a Delaware business trust on January 26, 1996, and currently consists of six separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.


         Each Fund offers two class of shares - the Institutional Service Class and the Institutional Premium Class. The Funds are offered at net asset value without a sales load only to certain institutional investors, or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchased through a trust investment manager or account manager or administered by INTRUST, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS, or any other service provider, or employees of any trust customer of INTRUST Financial Corporation or any of its affiliates. Shareholders in the Institutional Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average net assets. Call (888) 266-8787 or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' classes of shares.

         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.



INTERNATIONAL MULTI-MANAGER STOCK FUND STRUCTURE



         The International Multi-Manager Stock Fund invests all of its investable assets in the Portfolio, a separate series of the AMR Trust, a business trust organized under the laws of the State of New York in October 1995. AMR Trust is registered under the 1940 Act as an open-end management investment company and currently has seven separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of AMR Trust.



         The International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and policies as the International Multi-Manager Stock Fund. Accordingly, the Portfolio directly acquires its own securities and the International Multi-Manager Stock Fund acquires an indirect interest in those securities. The investment objective and fundamental investment policies of the International Multi-Manager Stock Fund and the Portfolio can be changed only with shareholder approval. See "Highlights," "Investment Policies and Practices of the Funds," and "Management of the Funds" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.



         The International Multi-Manager Stock Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, the International Multi-Manager Stock Fund, the American AAdvantage International Equity Fund and the American AAdvantage International Equity Mileage Fund are the only institutional investors that have invested all of their assets in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors in the Portfolio will invest on the same terms and conditions as the International Multi-Manager Stock Fund and will pay a proportionate share of the Portfolio's expenses.



         The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the International Multi-Manager Stock Fund will solicit proxies from shareholders of the International Multi-Manager Stock Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by International Multi-Manager Stock Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could hold have voting control of the Portfolio.



         The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the International Multi-Manager Stock Fund, could have different advisory and other fees and expenses than the International Multi-Manager Stock Fund. Therefore, International Multi-Manager Stock Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Call (800) 967-9009 or contact your sales representative to obtain more information concerning other funds that invest in the Portfolio.

VOTING

         Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

         Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).


PERFORMANCE INFORMATION

         A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Institutional Premium Class of shares will experience a lower net return on their investment than shareholders of the Institutional Service Class of Shares because of the additional shareholder servicing charge to which the Institutional Premium Class shareholders are subject. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. Quotations of "yield" for a Fund (other than the Money Market Fund) will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         Quotations of "yield" for the Money Market Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

         "Effective yield" for the Money Market Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

         Quotations of yield and effective yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Quotations of average annual total return for a Fund (other than the Money Market Fund) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

         Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.


         The International Multi-Manager Stock Fund invests all of its investable assets in the Portfolio. The Portfolio's predecessor fund, the American AAdvantage International Equity Fund, a series of the American AAdvantage Funds, has been in existence since August 7, 1991. On November 1, 1995, the American AAdvantage Funds reorganized into a Hub and Spoke(R) structure. As part of the reorganization, the AMR Trust was created to serve as the "Hub" trust and the American AAdvantage Funds served as one of the initial "Spoke" trusts. Performance shown is based in part on the American AAdvantage International Equity Fund, which also invests in the Portfolio. Performance shown represents average annualized total return, consisting of returns of the Institutional Class of the American AAdvantage International Equity Fund from its August 7, 1991 inception until November 1, 1995, and then return based on the Portfolio, adjusted for estimated fees and expenses of the Institutional Service Class of the International Multi-Manager Stock Fund as indicated in the Fee Table in this Prospectus.



                                                                                Lipper
                                                                            International
                                                            FUND                 Index
                          1 Year:                           14.12%             10.74%
                          3 Years:                          14.04%              9.62%
                          5 Years:                          10.94%              9.91%
                          Since Inception (8/7/91):         10.92%             10.15%


Past performance is not indicative of future performance.


ACCOUNT SERVICES

         All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

         BISYS acts as the Funds' transfer agent. The Trust compensates BISYS, the Trust's administrator, pursuant to a Services Agreement described in "Management of the Fund -- Administrative Services" of this Prospectus, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Trust.


SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219.


(General and Account Information: (888) 266-8787.

                                    APPENDIX


DESCRIPTION OF MOODY'S BOND RATINGS:

         Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

         Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.


DESCRIPTION OF S&P'S BOND RATINGS:

         Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA-- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

         S&P applies indicators "+, -," no character, and relative standing within the major rating categories.


DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                                                                                INTRUST FUNDS TRUST

                                                                                    A FAMILY OF
Address for                                                                        MUTUAL FUNDS
Trust Clients of INTRUST Bank, N.A.
------------------------------------------------
105 North Main Street                                           The Money Market Fund seeks to provide investors
Box One                                                         with current income, liquidity and the maintenance
Wichita, Kansas, 67202                                          of a stable net asset value of $1.00 per share by
                                                                investing in high quality, short-term obligations
Investment Adviser
------------------                                              The Short-Term Bond Fund seeks to provide
                                                                investors with as high a level of current income
INTRUST Bank, N.A.                                              as is consistent with liquidity and safety of
105 North Main Street                                           principal by investing primarily in investment
Box One                                                         grade short term obligations
Wichita, Kansas, 67202
                                                                The Intermediate Bond Fund seeks to provide
AMR Investment Services, Inc.                                   investors with as high a level of current income
4333 Amon Carter Blvd. MD5645                                   as is consistent with managing for total return by
Fort Worth, Texas 76155                                         investing in fixed income securities
(Money Market Fund only)
                                                                The Stock Fund seeks to provide investors with
ARK Asset Management, Inc.                                      long-term capital appreciation
One New York Plaza
New York, NY 10004                                              The International Multi-Manager Stock Fund seeks
(Stock Fund only)                                               to provide investors with long-term capital
                                                                appreciation.  The Fund seeks to achieve this
Galliard Capital Management, Inc.                               objective by investing all of its investable assets
800 La Salle Avenue                                             in the International Equity Portfolio of the AMR
Suite 2060                                                      Investment Services Trust, which invests primarily
Minneapolis, MN 55479-2052                                      in equity securities of issuers based outside of
(Short-Term Bond Fund and                                       the United States
  Intermediate Bond Fund)
                                                                                    PROSPECTUS
Administrator and Sponsor and Distributor
-----------------------------------------                                        December __, 1996

BISYS Funds Services
3435 Stelzer Road                                                               Investment Adviser
Columbus, Ohio 43219                                                            INTRUST BANK, N.A.

Custodian
---------

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas, 67202

Counsel
-------

Baker & McKenzie
805 Third Avenue
New York, New York  10022

Independent Accountants
-----------------------

KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                              INTRUST FUNDS TRUST
                    3435 Stelzer Road, Columbus, Ohio 43219
                General and Account Information:  (888) 266-8787
--------------------------------------------------------------------------------



                     INTRUST BANK, N.A.--Investment Adviser
                          ("INTRUST" or the "Adviser")



                              BISYS FUND SERVICES
                     Administrator, Sponsor and Distributor
             ("BISYS" or the "Administrator" or the "Distributor")

                      STATEMENT OF ADDITIONAL INFORMATION

                 This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and five non-money market funds (the "Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST Bank, N.A. The Funds are:

                 MONEY MARKET FUND


                 -        Money Market Fund


                 NON MONEY MARKET FUNDS


                 -        Short-Term Bond Fund
                 -        Intermediate Bond Fund
                 -        Stock Fund
                 -        Kansas Tax-Exempt Bond Fund
                 -        International Multi-Manager Stock Fund


                 Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.


                 The International Multi-Manager Stock Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio ("Portfolio") of the AMR Investment Services Trust ("AMR Trust") that has an identical investment objective to the International Multi-Manager Stock Fund.


                 This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the applicable Fund dated December __, 1996 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the applicable Prospectus. The Prospectuses may be obtained without charge by writing or calling the Funds at the address and information number printed above.

December __, 1996

                               TABLE OF CONTENTS



                                                                         Page
                                                                         ----
INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  16

KANSAS RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . .  29
         Trustees and Officers of AMR Investment
         Services Trust . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Investment Advisers  . . . . . . . . . . . . . . . . . . . . . .  35
         The Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Distribution of Fund Shares  . . . . . . . . . . . . . . . . . .  39
         Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . .  40
         Administrative Services  . . . . . . . . . . . . . . . . . . . .  41
         Service Organizations  . . . . . . . . . . . . . . . . . . . . .  41

EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . .  43

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . .  47

TAXATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Kansas Tax-Exempt Bond Fund. . . . . . . . . . . . . . . . . . .  55

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Capitalization . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Custodian Transfer Agent and Dividend
         Disbursing Agent . . . . . . . . . . . . . . . . . . . . . . . .  60
         Experts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Yield and Performance Information  . . . . . . . . . . . . . . .  60
         Financial Statements . . . . . . . . . . . . . . . . . . . . . .  62

                              INVESTMENT POLICIES

                 The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.


                 As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective as the Fund. References below to "All Funds" include the Portfolio except where noted otherwise.


                 U.S. Government Agency Obligations (All Funds). These Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

                 Mortgage-Related Securities. (All Funds). These Funds may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                 Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

                 There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban

Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


                 Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to the Short-Term Bond Fund) rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser or the Portfolio Advisers, as applicable, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by

Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper (and provided the purchase is approved or ratified by the Fund's Board of Trustees or the AMR Trust's Board of Trustees, as applicable).


                 Corporate Debt Securities (All Funds, except Kansas Tax-Exempt Bond Fund). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.



                 After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser or Portfolio Advisers, as applicable, will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.



                 Foreign Securities (Intermediate Bond Fund, Stock Fund, and International Multi-Manager Stock Fund). Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.


                 Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                 Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

                 Bank Obligations. (All Funds). A description of the bank obligations which the Funds may purchase is set forth in the Prospectuses. These obligations include, but are not limited to, domestic, Eurodollar and Yankeedollar certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.


                 Variable and Floating Rate Demand and Master Demand Obligations (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.



                 The Funds may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the AMR Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.



                 When-Issued and Delayed-Delivery Securities (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Portfolio Advisers consider such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.


                 Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund.

                 The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


                 Securities loans will be made in accordance with the following conditions: (1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time; (4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities;
(5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees or AMR Trust Board, as applicable, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable to Board of Trustees or AMR Trust Board, as applicable, to vote proxies.



                 Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees or the AMR Trust Board, as applicable, present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser and the Portfolio Advisers will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

                 Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


                 Guaranteed Investment Contracts (Short-Term Bond Fund). The Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

                 In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.


                 Illiquid Securities (All Funds). Each Fund, except for the International Multi-Manager Stock Fund, has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


                 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                 Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under
Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.


        The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees or the AMR Trust Board, as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.



        Pursuant to guidelines set forth by and under the supervision of the Board of Trustees or the AMR Trust Board, as applicable, the Adviser or the Portfolio Advisers, will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the

Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.


                 Foreign Currency Transactions (International Multi-Manager Stock Fund). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations.
In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.


                 The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


                 Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when the Portfolio Advisers of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.



                 The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.


                 There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market is foreign currencies in a global around-the-clock market.

                 When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.


                 Foreign Currency Options and Related Risks (International Multi-Manager Stock Fund). The Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Options Strategies" and "Foreign Currency Transactions" above which influence foreign exchange sales and investments generally.


                 The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                 To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


                 The Portfolio Adviser's Approach to Stock Selection. The Portfolio Advisers will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the Portfolio Advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.

                            INVESTMENT RESTRICTIONS


                 The following restrictions apply to each Fund except the International Multi-Manager Stock Fund and restate or are in addition to those restrictions described under "Investment Restrictions" in the Prospectuses. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.


                 Each Fund, except as indicated, may not:


                 (1) Invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);



                 (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The Short-Term Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets.


                 (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

                 (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;


                 (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;



                 (6) Invest more than 10% of its net assets in shares of other investment companies, except that the Kansas Tax-Exempt Bond Fund may only purchase money market fund securities and that each Fund may invest all of its assets in another investment company;



                 (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund's policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;


                 (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;


                 (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;


                 (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

                 (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;


                 (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will concentrate its investments in obligations issued by the banking industry), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;



                 (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants.

                 (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging; or



                 (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except
         (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund.



                 (16) With respect to 75% of its assets purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.



                 The following restrictions apply to the International Multi-Manager Stock Fund. All fundamental investment policies and non-fundamental policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the AMR Trust Board, it applies equally to the Fund and the Trust's Board of Trustees.


                 The following seven restrictions have been adopted by the Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.


The Portfolio may not:


                1. With respect to 75% of its total assets purchase a security if as a result, (1) more than 5% of its total assets would be invested in securities of any one issuer other than obligations issued by the U.S. Government, its agencies and instrumentalities, or (2) the Fund would own more than 10% of the voting securities of any one issuer.






                 2. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities. In addition, finance companies as a group are not considered a single industry for purposes of this Policy. Wholly-owned subsidiaries of finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent.


                 3. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

                 4. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

                 5. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

                 6. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that the Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.


                 7. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons," as defined under the 1940 Act, of the AMR Trust, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.


                 8. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and may engage in currency futures and forward currency contracts.

                 9. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolio intends to repay any money borrowed before any additional portfolio securities are purchased.

                 The following non-fundamental investment restrictions apply to the Portfolio and may be changed with respect to the Portfolio by a majority vote of the AMR Trust Board. The Portfolio may not:

                 1. Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

                 2. Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

                 The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

                 In addition, the Portfolio may not invest in warrants, except as permitted by its investment policies as described in the Prospectus, provided that the Portfolio shall not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges.


                 As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.



                              KANSAS RISK FACTORS


                 The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.





                 General Economic Conditions. Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,554,047 in 1994. This represents a percentage increase of 3.1%. In comparison, the growth in population of the United States was 4.7%.

                 Relatively strong growth in manufacturing and construction employment propelled the state's 1995 employment growth. Employment growth exceeded the national rate of increase, a rarity in recent years. In only three of the prior 13 years had Kansas employment growth exceeded that of the nation. All but one of the state's major labor markets (finance, insurance and real estate) had employment gain between 1994 and 1995. There are two measures of employment in Kansas: place-of-residence data and place-of-work data. The former are based on a sample survey of Kansas households, while the latter are based on data primarily obtained directly from firms as part of the unemployment insurance program. In 1995, place-of-residence data indicated that Kansas employment grew 2.8%, while place-of-work data showed a 5.4% increase. The growth rates exceeded the corresponding national growth rates of 1.6% and 2.3%. Average monthly unemployment fell from 70,000 in 1994 to 56,200 in 1995. Likewise the average monthly unemployment rate fell from 5.3% to 4.2% from 1994 to 1995.

                 Budgetary Process. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

                 The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.

                 In "The FY 1997 Governor's Budget Report," the actual fiscal year is fiscal year 1995, the current fiscal year is fiscal year 1996, and the budget year is fiscal year 1997. By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

                 Revenues and Expenditures. The State General Fund is the largest of the "uncommitted" revenue sources available to the state. It is also the fund to which most general tax receipts are credited. The Legislature may spend State General Fund dollars for any purpose. All revenues coming into the state treasury not specifically authorized by statute or the constitution to be placed in a separate fund are deposited in the State General Fund.

                 Fiscal Year 1996. The Governor's fiscal year 1996 budget recommendations total $7.9 billion from all funding sources and approximately $3.47 billion from the State General Fund. The budget includes a total of 44,697.9 state employees, a reduction of 118.7 from the amount approved by the 1995 Legislature. These recommendations reflect significant changes to the budget approved by the 1995 Legislature. In September 1995, the Governor announced the need for a 1.5% across-the-board reduction to the budgets of most agencies funded through the State General Fund. This action was necessary because of a shortfall of approximately $25 million in estimated fiscal year 1995 receipts and resulting downward revisions to the consensus revenue estimate made for fiscal year 1996. In addition to the 1.5% reduction, significant savings were available in agency budgets because of a reduction in the funding requirements for group health insurance rates for state employees and in the funding necessary for the state share of local option school budgets. In total, these adjustments allow the Governor to recommend a budget which maintains the targeted 7.5% ending balance for fiscal year 1996 while providing only necessary supplemental appropriations to maintain commitments to higher education and public schools. In addition, the Governor directed all agencies under his supervision to reduce their workforce by 2% in fiscal year 1996 through attrition and retirements. The salary savings attributable to those reductions will be identified at the end of the fiscal year.

                 Fiscal Year 1997. The fiscal year 1997 budget recommendations include all funding source expenditures of $7.8 billion, a reduction of almost $100 million from fiscal year 1996. The largest single source of fiscal year 1997 receipts is the State General Fund, with 46.6% of the total receipts. Individual income taxes account for the largest source of State General Fund revenue, totaling $1.410 billion (39.9%) in fiscal year 1997. The next largest category, sales and use taxes, is projected to generate $1.392 billion (39.5%) for the State General Fund during fiscal year 1997. State General Fund expenditure recommendations for fiscal year 1997 are $3.52 billion, an increase of 1.4%. The Governor recommends that

$1,923.7 million, or 54.6% of State General Fund expenditures be used for aid to local units of government.

                 Federal grants represent 21.9% of total receipts from all funding sources, with 42 state agencies receiving $1.7 billion in fiscal year 1997. Of the $1.7 billion, 50.4% will go to the Department of Social and Rehabilitation Services. This is followed by the Department of Transportation, 15.4%, the Department of Education, 12%, the Regents institutions, 5.8%, and the Department of Health and Environment, 4.3%. The remaining 12.1% is distributed to 29 other agencies. Agency service charges include revenues received for services provided by state agencies. This includes charges for inspections, examinations, and audits; fees collected for tuition and fees at the Regents institutions; and admissions to the Kansas State Fair. This revenue category represents 6.6% of total receipts for fiscal year 1997.

                 Dedicated sales tax receipts represent revenues from four taxes that are collected for a specific purpose and are deposited in special revenue funds, rather than the State General Fund. Taxes on motor fuels and vehicle registrations as well as a dedicated sales tax of one-quarter of a cent are credited to the State Highway Fund. A statewide property tax of 1.5 mills is assessed for construction and maintenance of state buildings at Regents institutions and state hospitals. This revenue category represents 5.1% of total receipts for fiscal year 1997.

                 Other special revenue receipts include license fees, interest earnings on special revenue funds, non-federal grants, the sale of state property, and numerous other miscellaneous revenue sources. This revenue category represents 8.9% of total receipts for fiscal year 1997. Non revenue receipts are collections and reimbursements not considered revenue. Examples include collections by the Department of Human Resources for the payment of unemployment benefits and collections by KPERSS for payment of retirement benefits. Collections made by SRS from absent parents for child support are also included in this category. This category represents 8.5% of total receipts for fiscal year 1997. Lottery ticket sales account for the remaining 2.4% of total receipts for fiscal year 1997 from all funding sources.

                 It was clear from the beginning of the fiscal year 1997 budget process that the revenues available to state government could not support continuation of existing levels of service for all agencies. A variety of factors contributed to the austerity of the fiscal year 1997 budget. First and most important, for the past two fiscal years, the State General Fund ending balance was significantly above the 7.5% ending balance target, allowing expenditures to exceed receipts in both fiscal years 1995 and 1996. In simple terms, fiscal year 1997 cannot exceed receipts while complying with the ending balance requirements. The expenditures in fiscal year exceeded receipts by $106.6 million. In effect, the first claim on projected increases in State General Fund receipts for fiscal year 1997 will be to correct this imbalance. Second, a variety of factors required significant additional funding for the school finance formula including enrollment growth, the second year of increased aid requirements to offset motor vehicle tax reductions passed by the 1995 Legislature, the remainder of the Real Estate Settlement Procedures Act (RESPA) adjustment, and growth in capital improvement aid. In addition, growth in inmate populations required additional staff and funding for correctional institutions. Further, caseload and cost increases in various populations served by SRS seriously affected the fiscal year 1997 budget.

                 Debt Administration and Limitation. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1995, the state had authorized but unissued debt of $27,230,000.

                 Although the state has no General Obligation rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moodys. The ratings for the most recently issued fixed rate bonds issued by the Kansas

Department of Transportation were "Aa" and "AA" from Moodys and Standard & Poor's respectively. The Kansas Development Finance Authority is currently working with the rating agencies to obtain a rating indicator for the State of Kansas.

                 The Kansas Department of Transportation issues debt to finance highway projects. The Comprehensive Highway Program began during fiscal year 1989. The 20-year bonds will be retired with motor fuel taxes, motor vehicle registration fees, retail sales and compensating use taxes, and accrued interest. During fiscal years 1994 and 1995, the state sold bonds totaling approximately $151 million and $167.1 million, respectively. Again, the largest use of the bond proceeds was $125 million and $140 million for the Comprehensive Highway Program for these two years, respectively.

                 Other State of Kansas debt is issued by the Kansas Development Finance Authority (KDFA), an independent instrumentality of the state which was created in 1987 for this purpose. The Governor's budget recommendations for Regents institutions are a significant departure from the traditional way revenues from the Educational Building Fund (EBF) have been used for construction projects at the state's universities. Based on concerns for the aging buildings on the state's campuses, the Governor recommends that KDFA issue bonds in fiscal year 1997 in the amount of $156.5 million to address a wide variety of rehabilitation and repair projects at the universities. With interest earnings, the total project costs would be an estimated $163.6 million. Debt service over the 15-year period will total $228.4 million, with each year's debt service payment over the next 15 years totaling $15 million. No project paid with bond proceeds will have a life-expectancy of less than 20 years, so as to "keep ahead" of the bonded indebtedness. Because the current cost of borrowing money is less than the projected cost of inflation for construction, it is more cost-effective to perform the repairs now and leverage the EBF, rather than incurring higher annual repair costs in the future. Rehabilitation and repair projects at the campuses include compliance with the Americans with Disability Act Accessibility Guidelines and life safety codes, energy conservation projects, and improvements to classrooms, in addition to the typical repairs made to aging buildings.

                 Bonds totaling $4.4 million were issued by KDFA in November 1990 to begin Energy Conservation Improvements Program authorized by the 1990 Legislature. The bonds are retired by utility cost savings from the energy conservation improvements undertaken. Projects financed with the bond proceeds consist of improvements at many of the state universities, the Department of Administration, the Department of Social and Rehabilitation Services, the Highway Patrol, and the Department of Corrections. An amount of $5,000 was appropriated from the State General Fund to the Department of Administration, the paying agent, for fiscal year 1992 to begin retirement of the debt service. The second series of bonds, issued in June 1992, totaled $3.6 million. On October 1, 1993, a third series of bonds totaling $4,370,000 under the Energy Conservation Improvements Program was issued. In August 1995, the fourth series of bond, totaling $2,734,000 was issued. For fiscal year 1997, the debt service totals $1,785,007 from the State General Fund, $1,340,000 for principal and $445,007 for interest. To date, $15.1 million in bonds has been issued by the Kansas Development Finance Authority for those projects. A fifth bond issue estimated to total $4.8 million is scheduled for early 1996.


                                   MANAGEMENT

Trustees and Officers


                 The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. [The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.]



G.L. BEST, Age: 48, Trustee. Vice President, Finance and Administration, of Williams Energy Services Company; Treasurer of The Williams Companies (1992-1995).



TERRY L. CARTER, Age: 47, Trustee. Senior Vice President of QuikTrip
Corporation.



THOMAS F. KICE, Age: 47, Trustee. President of Kice Industries Inc.



GEORGE MILEUSNIC, Age: 42, Trustee. Executive Vice President of Operations of North American Advisory of The Coleman Co., Inc.; Chief Financial
Officer of The Coleman Co., Inc.



JOHN J. PILEGGI, Age: 37, Chairman of the Board of Trustees. Director of Furman Selz LLC since 1994; Senior Managing Director of Furman Selz LLC (1992-1994); Managing Director of Furman Selz LLC (1984-1992).

THOMAS E. SHEA, Age: 47, Trustee. Treasurer of Western Resources, Inc., a diversified energy company.



Eric Rubin, Age: 30, President and Treasurer. Managing Director, Furman Selz LLC, since June 1995; Vice President and Managing Director, Bank One Investment Adviser, November 1993 to June 1995; Associate Director, Furman Selz LLC, 1989 to 1993.





CARRIE ZUCKERMAN, Age: 29, Assistant Secretary. Associate Director, Corporate Secretary Services of Furman Selz LLC, since 1995; Associate of Furman Selz 1993-1995.


Bruce Treff, Age: 30, Assistant Secretary. Counsel, BISYS Fund Services, Inc. since 1995; Manager, Alliance Capital Management, L.P.



Alaina Metz, Age: 29, Assistant Secretary. Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Limited Partnership, since June 1995; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, L.P., May 1989 to June 1995.


                             COMPENSATION TABLE*


                                                             Pension or
                                                             Retirement
                                          Aggregate       Benefits Accrued     Estimated    Total Compensation
                                      Compensation from   as Part of Fund   Annual Benefits    from the Fund
                                           the Fund           Expenses      Upon Retirement       complex
                                      -----------------   ---------------   ---------------  ------------------
 G.L. Best, Trustee                          $7,000              0                N/A          $   7,000

 Terry L. Carter, Trustee                    $7,000              0                N/A          $   7,000

 Thomas F. Kice, Trustee                     $7,000              0                N/A          $   7,000

 George Mileusnic, Trustee                   $7,000              0                N/A          $   7,000

 John J. Pileggi, Trustee                    $7,000              0                N/A          $   7,000

 Thomas E. Shea, Trustee                     $7,000              0                N/A          $   7,000


-----------------------

* Represents the total compensation estimated to be paid for a full fiscal year.

         Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $1,000 and a fee of

$1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.

                 Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.

Trustees and Officers of AMR Investment Services Trust ("AMR Trust")

                 The following information relates to the principal occupations of each Trustee and executive officer of the AMR Trust during the past five years.

                 Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.


                                          Position with
 Name, Age and Address                    AMR Trust               Principal Occupation During Past 5 Years
 -------------------------------          ---------------------   -------------------------------------------
 William F. Quinn* (49)                   Trustee and             President, AMR Investment Services, Inc.
                                          President               (November 1986-Present); Chairman, American
                                                                  Airlines Employees Federal Credit Union
                                                                  (October 1989-Present); Trustee, American
                                                                  Performance Funds (September 1990-July
                                                                  1994); Director, Crescent Real Estate
                                                                  Equities, Inc. (April 1994-Present);
                                                                  Trustee, American AAdvantage Funds and
                                                                  American AAdvantage Mileage Funds
                                                                  (1995-Present).

 Alan D. Feld (59)                        Trustee                 Partner, Akin, Gump, Strauss, Hauer & Feld
 1700 Pacific Ave.,                                               LLP (1960-Present)**, Director, Clear
 Suite 4100                                                       Channel Communications (1984-Present);
 Dallas, TX 75201-4618                                            Director, CenterPoint Properties, Inc.
                                                                  (1994-Present); Trustee, American
                                                                  AAdvantage Funds and American AAdvantage
                                                                  Mileage Funds (October 1996-Present).

 Ben J. Fortson (64)                      Trustee                 President and CEO, Fortson Oil Company
 301 Commerce St.,                                                (1958-Present); Director, Kimbell Art
 Suite 3301                                                       Foundation (1964-Present); Director,
 FortWorth, TX 76102                                              Burnett Foundation (1987-Present); Honorary
                                                                  Trustee, Texas Christian University
                                                                  (1986-Present); Trustee, American
                                                                  AAdvantage Funds and American AAdvantage
                                                                  Mileage Funds (October 1996-Present).




 John S. Justin (80)                      Trustee                 Chairman and Chief Executive Officer,
 2821 West Seventh Street                                         Justin Industries, Inc. (a diversified
 Fort Worth, Texas 76107                                          holding company) (1969-Present); Executive
                                                                  Board Member, Blue Cross/Blue Shield of
                                                                  Texas (1985-Present); Board Member, Zale
                                                                  Lipshy Hospital (June 1993-Present);
                                                                  Trustee, Texas Christian University
                                                                  (1980-Present); Director and Executive
                                                                  Board Member, Moncrief Radiation Center
                                                                  (1985-Present); Director, Texas New Mexico
                                                                  Enterprises (1984-1993); Director, Texas
                                                                  New Mexico Power Company (1979-1993);
                                                                  Trustee, American AAdvantage Funds and
                                                                  American AAdvantage Mileage Funds
                                                                  (1995-Present).

 Stephen D. O'Sullivan*(61)               Trustee                 Consultant (July 1994-Present); Vice
                                                                  President and Controller, American
                                                                  Airlines, Inc. (April 1985-June 1994),
                                                                  Trustee, American AAdvantage Funds and
                                                                  American AAdvantage Mileage Funds
                                                                  (1995-Present)

 Roger T. Staubach (55)                   Trustee                 Chairman of the Board and Chief Executive
 6750 LBJ Freeway                                                 Officer (1982-Present) and President
 Dallas, Texas 75240                                              (1983-1991) of The Staubach Company (a
                                                                  commercial real estate company); Director,
                                                                  Halliburton Company (1991-present);
                                                                  director, First USA, Inc. (1993-present);
                                                                  Director, Brinker International
                                                                  (1993-present); Director, Columbus Realty
                                                                  Trust (1994-present); Member of the
                                                                  Advisory Board, The Salvation Army; Member
                                                                  of the Advisory Board, Dallas International
                                                                  Sports Commission; Member of the Advisory
                                                                  Board, Hartford Whalers Hockey Club;
                                                                  Trustee, Institute for Aerobics Research;
                                                                  Member of Executive Council, Daytop/Dallas;
                                                                  former quarterback of the Dallas Cowboys
                                                                  professional football team; Trustee,
                                                                  American AAdvantage Funds and American
                                                                  AAdvantage Mileage Funds (1995-Present).

 Nancy A. Eckl (34)                       Vice President          Vice President, AMR Investment Services,
                                                                  Inc. (December 1990-Present).

 Michael W. Fields (42)                   Vice President          Vice President, AMR Investment Services,
                                                                  Inc. (August 1988-Present).

 Barry Y. Greenberg (33)                  Vice President and      Director, Legal and Compliance, AMR
                                          Assistant Secretary     Investment Services, Inc. (July
                                                                  1995-Present); Branch Chief (May 1992-June
                                                                  1995) and Staff Attorney (August 1988-May
                                                                  1992), Securities and Exchange Commission.

 Rebecca L. Harris (29)                   Treasurer               Director of Finance (May 1995-Present),
                                                                  Controller (November 1991-April 1995), AMR
                                                                  Investment Services, Inc.

 John B. Robertson (38)                   Vice President          Vice President, AMR Investment Services,
                                                                  Inc. (June 1991-Present)

 Janice B. Schwarz (37)                   Assistant Secretary     Senior Business Systems Coordinator
                                                                  (September 1996-Present), Senior Compliance
                                                                  Analyst, AMR Investment Services, Inc.
                                                                  (December 1990-September 1996).

 Clifford J. Alexander (53)               Secretary               Partner, Kirkpatrick & Lockhart LLP (law
                                                                  firm)

 Robert J. Zutz (44)                      Assistant Secretary     Partner, Kirkpatrick & Lockhart LLP (law
                                                                  firm)

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the AMR Trust as defined by the 1940 Act.


 ** The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of AMR Investment Services, Inc. Mr. Feld has advised the AMR Trust that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to AMR Investment Services, Inc. or AMR Corporation.


         All Trustees and officers as a group own less than 1% of the outstanding shares of the AMR Trust.

         As compensation for their service to the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of AMR. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round-trip airline tickets for each of his three adult children. The Trust does not pay for these travel arrangements. However, the Trust compensates each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. These amounts are reflected in the following table for the fiscal year ended October 31, 1995.


                                                                Pension or
                                          Aggregate         Retirement Benefits         Estimated
                                         Compensation       Accrued as Part of           Annual           Total Compensation
                                           From the               the AMR             Benefits Upon           From AMR's
 Name of Trustee                            Trust            Trust's Expenses          Retirement            Fund Complex
 -----------------------------------    ----------------   ----------------------   -----------------    ---------------------
 William F. Quinn                             $0                    $0                     $0                     $0

 David G. Fox                              $27,510                  $0                     $0                  $27,510

 John S. Justin                            $14,475                  $0                     $0                  $14,475

 Stephen D. O'Sullivan                        $0                    $0                     $0                     $0

 Roger T. Staubach(1)                         $0                    $0                     $0                     $0

(1) Mr. Staubach became a Trustee in May 1995 and did not receive tax reimbursement payments during fiscal year 1995 for his travel during that year.

Investment Advisers

INTRUST BANK, N.A.

                 INTRUST Bank, N.A. ("INTRUST") has provided investment advisory services to the Funds since inception pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, INTRUST makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, INTRUST is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.


                 INTRUST is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of September 30, 1996, total assets under management were approximately $1.17 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.


                 The Investment Advisory Contracts for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.


                 ARK Asset Management Co., Inc. ("ARK") serves as sub-adviser to the Stock Fund. Located in New York, ARK's predecessor was established in 1929 as the private money management division of Lehman Brothers. In 1989, the division became an independent company when the employees purchased the institutional money management business from Lehman Brothers. As of September 30, 1996, ARK managed approximately $22.6 billion, including $12.4 billion in large capitalization value portfolios, for more than 260 institutional and individual clients, with a minimum investment size for private accounts of $10 million.


                 Galliard Capital Management ("Galliard") serves as sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, a wholly-owned subsidiary of Norwest Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios.



                 AMR Investment Services, Inc. serves as sub-advisor to the Money Market Fund. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of September 30, 1996, AMR provides investment advice with respect to approximately $15.3 billion in assets, including approximately $10.8 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.


The Portfolio

                 AMR oversees all administrative, investment advisory and portfolio management services to the Portfolio. The assets of the Portfolio are allocated by AMR among one or more investment advisers. AMR also acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing and administering the Portfolio's investments and effecting portfolio transactions for the Portfolio.

                 AMR provides the Portfolio with office space, office equipment and personnel necessary to manage and administer the Portfolio's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Portfolio by third parties. AMR also develops the investment program for the Portfolio, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.

                 AMR pays the fees of the investment advisers of the Portfolio. As compensation for paying the investment advisory fees and for providing the Portfolio with advisory and asset allocation services, AMR receives from AMR Trust an annualized fee which is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Portfolio, plus all fees payable by AMR to the Portfolio Advisers.


                 AMR may enter into new or modified advisory agreements with existing or new investment advisers without approval of International Multi-Manager Stock Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions.


                 The Advisory Agreement between the Portfolio and AMR will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of the AMR Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of the AMR Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

                 The Advisory Agreement with respect to the Portfolio is terminable without penalty by the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the AMR Trust, or by AMR on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, neither AMR nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance if its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of AMR's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that AMR may render services to others.


                 The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.

                 Following is a description of the Portfolio Advisers, each of which has been retained by AMR, on behalf of the Portfolio, to provide advisory services to the Portfolio.


        HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is now a division of Merrill Lynch Capital Management Group, a wholly-owned subsidiary of Merrill Lynch & Co., Inc., who are the firm's founding General Partners. Assets under management as of December 31, 1995 were approximately $9.0 billion, which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley also serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio of the AMR Trust. The advisory contract provides for AMR to pay Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of assets under its discretionary management, .50% of the next $140 million of assets .30% on the next $50 million of assets, .20% of the next $800 million of assets, and .15% of all excess AMR Trust assets managed by Hotchkis and Wiley.



         MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 1221 Avenue of the Americas, New York, New York 10020, is a wholly owned subsidiary of Morgan Stanley Group Inc. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1995, MSAM had assets under management totaling approximately $55.2 billion, including approximately $40.1 billion under active management and $ 15.1 billion as named fiduciary or fiduciary adviser. As of December 31, 1995, MSAM had investment authority over approximately $404 million of assets of AMR and its subsidiaries and affiliated entities. For its services, AMR pays MSAM an annual fee equal to 0.80% of the first $25 million in AMR Trust assets under its discretionary management, 0.60% of the next $25 million in assets, 0.50% of the next $24 million in assets and 0.40% on all excess assets.


         ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Fleming"), 100 East Pratt Street, Baltimore, Maryland 21020, is a professional investment counseling firm founded in 1979. Fleming is a joint venture owned entirely by its three parent companies. T. Rowe Price, Robert Fleming and Jardine Fleming. As of December 31, 1995, Fleming had assets under management totaling approximately $22.2 billion, including approximately $ 197 million of assets of AMR and its subsidiaries and affiliates entities. Fleming serves as an investment adviser to the Portfolio, although AMR does not presently intend to allocate assets from the Portfolio to

Fleming. For its services to the Portfolio when total assets under Fleming's management are less than $200 million, AMR will pay Fleming an annualized fee equal to 0.75% of the first $20 million, 0.60% of the next $30 million and 0.50% on amounts over $50 million. When assets under Fleming's management exceed $200 million but are less than $500 million, AMR will pay Fleming an annualized fee equal to 0.50% on all assets. When assets under Fleming's management exceed $500 million but are less than $750 million, AMR will pay an annualized fee equal to 0.45% on all assets, and when assets exceed $750 million, AMR will pay Fleming a flat fee of 0.40% on all assets. When asset levels are between $184 million and $200 million, Fleming will credit AMR with an adjustment for the difference between the two fee schedules. The credit is determined by pro-rating the difference between the original tiered fee and the flat fee ($80,000 per annum at all asset levels) over the difference between $200 million and the current asset size for billing purposes.


         TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1995, Templeton had discretionary investment management authority with respect to approximately $ 14.4 billion of assets, including approximately $288 million of assets of AMR and its subsidiaries and affiliated entities. For its services, AMR pays Templeton an annualized fee equal to 0.50% of the first $ 100 million in AMR Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.


         The AMR Trust and AMR also entered into a Management Agreement dated October 1, 1995 that obligates AMR to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust.


Distribution of Fund Shares

                 The Trust retains BISYS to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Distribution Plan


                 The Trustees of the Fund have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides for a monthly payment by the Fund to the Distributor in such amounts that the Distributor may request or for direct payment by the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25%. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.


                 The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan and the related Administrative Services Contract between the Trust and the Sponsor have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract voted to approve the Plan at a meeting held on November 25, 1996. The Plan was submitted to the shareholders of the Fund and approved at a special meeting held on November 25, 1996. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract or by vote of the holders of a majority of the shares of the Fund.

Administrative Services

         BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

         The Administrative Services Contract is for a one year term and is subject to annual approval by a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial
interest in the operation of the Administrative Services Contract.   The
Administrative Services Contract will terminate automatically in the event of its assignment.

Service Organizations

                 The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS, nor the Distributor will be a Service Organization or receive fees for servicing. Service Organizations for Institution Premium Class shareholders may also provide record keeping, communication with and education of shareholders, fiduciary services (exclusive of investment management) and asset allocation services.

                 Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                 If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                                    EXPENSES


                 Except for the expenses paid by INTRUST and BISYS, the Funds bear all costs of their operations.



                        DETERMINATION OF NET ASSET VALUE

                 As indicated under "Fund Share Valuation" in the applicable Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

                 Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

                 In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

                 Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 The Non-Money Market Funds value their portfolio securities in accordance with the procedures described in the Prospectus.


                             PORTFOLIO TRANSACTIONS


                 Investment decisions for the Funds and the Portfolio and for the other investment advisory clients of the Adviser and the Portfolio Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Portfolio Advisers, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.



                 The Funds and the Portfolio have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the AMR Trust Board, the Adviser and Portfolio Advisers, as appropriate, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and the Portfolio to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Portfolio Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

                 Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

                 The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.


                 The Adviser and Portfolio Advisers may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Portfolio Advisers. By allocating transactions in this manner, the Adviser and the Portfolio Advisers are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.



                 Some of these services are of value to the Adviser and Portfolio Advisers in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds and the Portfolio are not reduced because the Adviser or Portfolio Advisers or their affiliates receive such services.



                 As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

                 Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.





Portfolio Turnover

                 Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                                    TAXATION

                 The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.


TAXATION OF THE PORTFOLIO



                 The Portfolio has received a ruling from the IRS to the effect that, among other things, the Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Multi-Manager Stock Fund (the "Fund"), is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.



                 The Fund will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a Regulated Investment Company. Accordingly, the Portfolio intends to conduct its operations so that its corresponding Funds will be able to satisfy all those requirements.



                 Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in its the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.


        Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of
(1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


                 Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's or, in the case of the International Multi-Manager Stock Fund, the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate
share of the Portfolio's excess distributions allocated to that       even
though the Fund distributes the
corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

                 A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.


                 Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.


                 Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

                 Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

                 Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.


                 Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.





                 The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


                 Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year
(and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.



                 Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or the Portfolio which is taxed as ordinary income when distributed to stockholders.

                 A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


                 Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.


                 Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio, will be able to engage in transactions in options, futures, and forward contracts.



                 Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.



                 Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.



                 Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Multi-Manager Stock Fund, its proportionate share of the Portfolio's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.



                 The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

                 The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                 Kansas Tax-Exempt Bond Fund. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

                 To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

                 Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

                 Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

                 Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

                 Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

                 Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

                 Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

                 The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

                 A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

                 Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the bases of such opinions.

                 Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.


                 Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the INTRUST Funds.



                               OTHER INFORMATION

Capitalization


                 The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of six separately managed portfolios. Each portfolio is comprised of two classes of shares -- the "Institutional Service Class" and the "Institutional Premium Class." The two classes are identical with the exception that the shareholders in the Institutional Premium Class may pay additional Service Organization fees in an amount up to 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship for record keeping, communications with and education of shareholders, fiduciary services (excluding investment management) and asset allocation services. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

                 Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.

Voting Rights

                 Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

                 The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Custodian Transfer Agent and Dividend Disbursing Agent


                 INTRUST acts as custodian of the Trust's assets. An affiliate of BISYS acts as transfer agent for the Funds. The Trust compensates BISYS for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services. The International Multi-Manager Stock Fund pays no custodian fees as long as all of its assets are invested in another mutual fund, but incurs its pro-rata portion of the custody fees of Chase Manhattan Bank, N.A. as Portfolio Custodian. The AMR Trust Board has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.


Experts


                 KPMG Peat Marwick LLP has been selected as the independent accountants for the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG Peat Marwick LLP is located at Nationwide Plaza, Columbus, Ohio, 43215.


Yield and Performance Information

                 The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

                 Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                    365/7
         Effective Yield = [(Base Period Return + 1)     ] - 1.

                 Quotations of yield for the Non-Money Market Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                            6
         YIELD = 2[(a-b + 1) -l]
                    ---
                    cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


                 Quotations of tax-equivalent yield for the Kansas Tax-Exempt Bond Fund will be calculated according to the following formula:




                 TAX EQUIVALENT YIELD = ( E )
                                         ---
                                         1-p

                 E = tax-exempt yield
                 p = stated income tax rate

                          Quotations of average annual total return will be
expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:
                          n
                 P (1 + T)  = ERV

(where P = a hypothetical initial payment of $l,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

                 Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

                 In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexed which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                 Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                 Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.


Financial Statements

                              INTRUST FUNDS TRUST
                               Money Market Fund
                      Statement of Assets and Liabilities
                            As of December 6, 1996

         ASSETS:
         Cash                                                  $100,000
         Deferred organization expenses                          30,000
                                                               --------
                Total Assets                                    130,000

         LIABILITIES:
         Accrued organization expenses                           30,000
                                                               --------

         NET ASSETS:                                           $100,000
                                                               ========

         NET ASSETS CONSIST OF:
                 Capital - 100,000 shares of
                   beneficial interest issued and
                   outstanding; unlimited shares
                   authorized (par value $0.001) -
                   Institutional Service Class                 $100,000
                                                               ========

         NET ASSET VALUE:
                 Institutional Service Shares
                   ($100,000/100,000 shares issued
                   and outstanding) - offering and
                   redemption price per share                     $1.00
                                                               ========

See notes to financial statements.

                              INTRUST FUNDS TRUST
                               Money Market Fund
                         NOTES TO FINANCIAL STATEMENTS
                                December 6, 1996

1.      ORGANIZATION

        INTRUST Funds Trust (the "Company"), an open-end management investment company established as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company offers shares of the following funds: Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, Kansas Tax-Exempt Bond Fund and International Multi-Manager Stock Fund each of which offers Institutional Service Shares and Institutional Premium Shares. Both classes of shares have identical rights and privileges except with respect to Service Organization fees and voting rights on matters affecting a single class of shares. The accompanying financial statement relates only to the Money Market Fund (the "Fund"). The Fund had no operations other than those actions relating to organizational matters. As of December 6, 1996, all outstanding shares of the Fund are owned by BISYS Fund Services, Ohio, Inc.

        The investment objective of the Fund is to seek to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations.

2.      ORGANIZATION EXPENSES

        All costs incurred by the Company in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been deferred. Upon commencement of operations of the Fund, the deferred organization expenses will be amortized on a straight-line basis over a period of five years. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.

3.      RELATED PARTY TRANSACTIONS

        INTRUST Bank, N.A. ("Intrust") serves as the Company's Investment Advisor. Under an advisory agreement with the Company, Intrust is entitled to receive fees at an annualized rate of 0.25% of the Fund's average daily net assets. AMR Investment Services, Inc. serves as investment sub-adviser to the Fund. BISYS

        Fund Services ("BISYS") serves the Funds as Administrator and Sponsor. For its services as Administrator, BISYS receives a fee at an amount of 0.20% of the Fund's average daily net assets. BISYS also serves as Distributor for the Fund's shares.

        Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.05% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. The Institutional Premium Class may pay fees to Service Organizations in amounts up to an annual rate of 0.50% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship.

        Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in those capacities.

4.      ESTIMATES

        The preparation of this financial statement requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement.

                           PART C. OTHER INFORMATION

Item 24.         Financial Statements and Exhibits

         (a)     (1)            Financial Statements included in Part A of this
                                Registration Statement:  None.


                 (2) Financial Statements included in Part B of this Registration Statement: Statement of Assets and Liabilities.


         (b)     Exhibits


                   (1)            Trust Instrument.



                   (2)            Bylaws of Registrant.


                   (3)            None.

                   (4)            None.


                  *(5)(a) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser.



                  *(5)(b) Form of Sub-Advisory Agreements between Adviser and Sub-Advisers.



                  *(5)(c) Form of Advisory Agreement among the Fund, AMR Investment Services Trust, AMR Investment Services, Inc. and INTRUST Bank N.A. relating to the International Multi- Manager Stock Fund.



                   (5)(d) Form of Master Administration Agreement and Supplements between Registrant and Administrator.



                   (6) Form of Master Distribution Contract and Supplements between Registrant and Distributor.


                   (7)            None.


                  *(8) Form of Custodian Contract between Registrant and Custodian.



                   (9)(a) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent.



                  *(9)(b)         Form of Service Organization Agreement.

                   (10)           Consent of Baker & McKenzie, counsel to
                                  Registrant.



                   (11)           Consent of Independent Accountants.



                   (12)           None.


                  *(13)           Subscription Agreement.

                   (14)           None.


                   (15) Form of Rule 12b-1 Distribution Plan and Agreement between Registrant and Distributor.



                  *(16)           Schedule of Computation of Performance
                                  Calculation.



                  *(17)           Financial Data Schedule.



                   (18)           Rule 18f-3 Plan.




Other Exhibits


                   (A)            Power Of Attorney.



------------------------------------


        *To be filed by Amendment.

Item 25.    Persons Controlled by or under Common Control with Registrant.

            None.



Item 26.    Number of Holders of Securities at December 13, 1996.



                 Money Market Fund                                 One

                 Short-Term Bond Fund

                 Intermediate Bond Fund

                 Stock Fund
                 International Multi-Manager Stock Fund
                 Kansas Tax-Exempt Bond Fund


Item 27.         Indemnification.


                 As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement),
Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser (Exhibit 5(a) to this Registration Statement), and Section 14 of the Master Distribution Contract between Registrant and the Distributor (Exhibit 6 to this Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.


                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                 The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

                 Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser and Section 9 of the Master Distribution Contract between Registrant and the Distributor limit the liability of the Adviser, and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

                 The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 28.         Business and Other Connections of INTRUST Bank, N.A.


                 INTRUST Bank, N.A. is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST Bank, N.A. is a national banking association which provides a full range of banking and trust services to clients. As of September 30, 1996 total assets under management were approximately $1.17 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201. The executive officers of INTRUST Bank, N.A. and INTRUST Financial Corporation and such executive officers' positions during the past two years are as follows:


                           Name                     Position and Offices
                           ----                     --------------------

         Item 29.         Principal Underwriter

                 (a) BISYS acts as Distributor/Underwriter for other registered investment companies.

                 (b)      Officers and Directors.

Name and Principal                      Positions and Offices with             Positions and Offices with
Business Address                        Registrant                             Underwriter
------------------------------          ---------------------------------      -------------------------------
BISYS Fund Services, Inc.               None                                   Sole General Partner
3435 Stelzer Road
Columbus, Ohio 43219

WC Subsidiary Corporation               None                                   Sole Limited Partner
150 Clove Road
Little Falls, New Jersey 07424
The BISYS Group, Inc.                   None                                   Sole Shareholder
150 Clove Road
Little Falls, New Jersey 07424

------------------------------          ---------------------------------      -------------------------------



                 (c)      Not applicable.


Item 30.         Location of Accounts and Records


                 All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS located at 3435 Stelzer Road, Columbus, Ohio 43219 and INTRUST at 105 North Main Street, Box One, Wichita, Kansas 63201 and AMR Investment Services, Inc., at 4333 Amon Carter Boulevard, MD, 5645, Fort Worth, Texas 76155.



Item 31.         Management Services

                 Not applicable.



Item 32.         Undertakings.

                 (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                 (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

                 (c) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement.

                 (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



                 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on December 13, 1996.



                                                 INTRUST FUNDS TRUST



                                                 By:
                                                    ---------------------------

                                                         Eric Rubin, President



                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                 Signature                                Title                             Date
                 ---------                                -----                             ----
 /s/Terry L. Carter*
 -------------------
 Terry L. Carter                             Trustee                                  December 13, 1996

 /s/Thomas F. Kice*
 ------------------
 Thomas F. Kice                              Trustee                                  December 13, 1996

 /s/George Mileusnic*
 --------------------
 George Mileusnic                            Trustee                                  December 13, 1996

 /s/John J. Pileggi
 -------------------
 John J. Pileggi                             Trustee                                 December 13, 1996


 /s/Thomas E. Shea*
 ------------------
 Thomas E. Shea                              Trustee                                  December 13, 1996

 /s/Eric Rubin
 -------------
 Eric Rubin                                  President and Treasurer                  December 13, 1996



*By
    --------------------------------------
     John J. Pileggi, Attorney-In-Fact



*Pursuant to Power of Attorney filed with Pre-Effective Amendment No. 2.

                                   SIGNATURES


         AMR Investment Services Trust has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the INTRUST FUNDS Trust to be signed on its behalf by the undesigned only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust, thereunto duly authorized, in the City of Fort Worth and the State of Texas on December 13, 1996.



            AMR INVESTMENT SERVICES TRUST



            By:
               ----------------------------------

               William P. Quinn
               President


Attest:


-------------------------------
Barry Y. Greenberg
Vice President and Assistant Secretary


         This Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the INTRUST Funds Trust has been signed below by the following persons in the capacities and on the dates indicated only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust.



Signature                                           Title                   Date
---------                                           -----                   ----
--------------------------                          President and           December 13, 1996
William F. Quinn                                    Trustee


--------------------------                          Trustee                 December 13, 1996
Alan D. Feld


--------------------------                          Trustee                 December 13, 1996
Ben J. Fortson


--------------------------                          Trustee                 December 13, 1996
John S. Justin


--------------------------                          Trustee                 December 13, 1996
Stephen D. O'Sullivan


--------------------------                          Trustee                 December 13, 1996
Roger T. Staubach



*By
   ------------------------------
   William F. Quinn, Attorney-In-Fact

                                EXHIBIT INDEX
                                -------------

Exhibit Number                 Description
--------------                 -----------

    (5)(d)         Form of Master Administration Agreement and
                   Supplements between Registrant and
                   Administrator.

    (6)            Form of Master Distribution Contract and
                   Supplements between Registrant and
                   Distributor.

    (9)(a) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent.

   (10)            Consent of Baker & McKenzie, counsel to
                   Registrant.

   (11)            Consent of Independent Accountants.

   (15)            Form of Rule 12b-1 Distribution Plan and
                   Agreement between Registrant and Distributor.

   (18)            Rule 18f-3 Plan.


   (A)             Power of Attorney